UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2017

Date of reporting period: July 31, 2017

Item 1.	Reports to Stockholders.

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The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

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Dear Shareholders:

With the 2017 fiscal year coming to an end, we note that investors are becoming more focused on tomorrow’s investment trends and sustainability. There are a few cautionary flags out there, given the onset of interest rate-hikes and pre-announced tightening in Federal Reserve (“Fed”) monetary policies, positions that are beginning to be echoed by a number of other central banks globally. Despite the backdrop of monetary tightening, stretching valuations and extended bull market warnings, there’s been little wavering in investor enthusiasm. Market doubts have been largely countered with accelerating business and investor confidence levels, impressive job growth, a broad-based improving global economy, and more recently, an upturn in corporate earnings. Although there have been a few exceptions in the 2017 playbook, for most investors this hasn’t been a bad way to start the year.

Regardless of whether the new administration in Washington causes a shift toward more business-friendly policies, the economic recovery started back in 2009 continues to gain traction. Regional Fed reports from across the country note broadly improving business, trade and labor conditions while recent Institute for Supply Management (“ISM”) manufacturing data note healthy growth in both production and new order levels across broad industry categories. The housing markets have also benefited from the upturn in jobs, wage growth and consumer confidence, staging quite a recovery. Overseas, market trends continue to track along with the U.S. We are seeing improving levels of world trade across a number of regions, including Asia and Europe, which in turn has led to improved corporate earnings here and abroad.

The 2017 fiscal year provided Frost Investment Advisors a number of new challenges, and some opportunities as well. As we’ve seen in the past, we saw continued success with a number of our funds, most specifically in the fixed income arena. Our equity funds faced a daunting year, but as the fiscal year comes to a close we’ve seen performance improve substantially. In addition, we had a change in the lead managers for the Frost Value Equity and Frost Mid-Cap Equity Funds. During the year, we completed the transition away from sub-advised funds, helping the Kempner Capital Management team transition to a separate complex. As noted in previous letters, our stellar performer, once again, was our Frost Total Return Bond Fund followed by our Frost Credit Fund.

Overall, our fund complex saw total assets fall by about 2%, with a modest decline in equity assets, and a substantial decline in our suite of asset allocation funds. In turn, we did see a significant increase in fixed income assets, with our flagship, the Frost Total Return Bond Fund, surpassing the $2 billion mark in February, finishing the fiscal year at $2.2 billion. Growth in assets for the year for this fund stood at 20%.

While there isn’t an immediate concern that the financial markets have run their course, it’s not a time for complacency. This environment continues to call for a watchful eye, active communication, and risk management to meet the needs of shareholders. Hedging against rising rates or over-valued asset classes remains critical in a market environment where cookie-cutter index solutions appear to come up short, an environment where the portfolio management team at Frost Investment Advisors is very comfortable. We thank you for your continued support, and look forward to the challenges that may crop up in fiscal year 2018.

Sincerely,

Tom Stringfellow

President, Frost Investment Advisors

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond

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funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

The Institute for Supply Management (ISM) Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Market Review

Favorable global economic trends and a resumption of earnings growth helped the equity markets generate robust returns over the past twelve months. Moreover, volatility since the election has been virtually non-existent, at least at the index level. Despite being bombarded with headlines about political missteps in D.C., as well as very little tangible progress on President Trump’s legislative agenda, the gains in the stock market over the past 10 months have been remarkably smooth. It seems clear that stocks responded to strong profit growth, an improved global economy, and a still accommodative monetary backdrop rather than geopolitical news flow.

Turning to the fiscal year ended July 31, 2017, the Frost Growth Equity Fund (the “Fund”) returned 20.54% for the Institutional Class Shares and 20.33% for the Investor Class Shares, outperforming its benchmark index, the Russell 1000 Growth Index, which returned 18.05%. Relative outperformance during the fiscal year was primarily driven by strong stock selection, although our allocation decisions in terms of sector over and underweights relative to the benchmark also contributed positively.

While the Fund had positive stock selection in 6 of the 9 sectors that we maintained exposure to, Industrials was by far the largest contributor to the outperformance for the year, followed by Real Estate, Consumer Discretionary and Financials. In Industrials, our holdings outperformed the benchmark sector return by more than twenty percentage points, led by Boeing (+87%), Southwest Airlines (+51%), and Fortive (+34%). In Real Estate, our lone holding is American Tower (+22%), a stock that also dramatically outperformed the benchmark sector return. We have historically maintained below average exposure to Real Estate Investment Trusts in the Fund due to a lack of secular growth opportunities, but have done well with American Tower, which operates towers around the world primarily for wireless infrastructure. Performance in the Consumer Discretionary sector was led by our Internet holdings, with Netflix (+86%), Priceline Group (+50%), and Amazon.com (+30%) all posting solid gains. Although overall performance in the sector was good, we did have a number of detractors, led by some of our retail holdings such as Dollar General (-29%) and O’Reilly Automotive (-20%). We sold Dollar General during the year, given our desire to reduce exposure to brick-and-mortal retail. Lastly, we had solid relative performance in Financials, with strong double-digit gains in every holding, led by Charles Schwab (+52%).

In terms of sector allocations, relative performance in the Fund benefitted most from an overweight allocation to Technology, as well as an underweight allocation to Consumer Staples. We were hurt by being underweight Industrials, as well as being slightly overweight Energy, which was the worst performing sector in the market and for the Fund.

Sectors where we underperformed on a stock selection basis were primarily Consumer Staples and Energy. Both are relatively small sectors for us, and the underperformance was somewhat modest. In Consumer Staples, we hold Walgreens Boots Alliance (+3%) and Costco Wholesale (-1%), both of which underperformed the sector return in the benchmark. Costco Wholesale was actually a strong performer up until mid-June when Amazon announced its intention to acquire Whole Foods. We have held Costco Wholesale for a number of years, and view the company’s membership model and compelling low prices as relatively well insulated from the threat of an Amazon-Whole Foods combination, but investors sold every company in the market with grocery exposure aggressively without much regard to who was best suited to eventually navigate the new competitive landscape. We are down to one holding in the Energy sector, Pioneer Natural Resources, which was essentially flat on the year. We think Energy offers interesting trading opportunities, particularly as sentiment gets overly negative, but struggle to find a lot of ideas that meet our growth criteria on a longer-term basis.

Going forward, we maintain a positive view on the equity markets. While gains have been strong, we view them as largely justified based on underlying fundamental factors. We believe the key to sustaining stock market gains will be higher earnings, and here the picture remains constructive. Earnings growth this year had surged on the back of slightly stronger sales and increasing margins. We expect that improving U.S. and global growth prospects could drive continued earnings growth over at least the next several quarters. A new development for global financial markets has been the shift in rhetoric by a number of major central banks around the world. While the Federal Reserve continues on its interest rate hiking path, for the first time the Federal Reserve and the European Central Bank are simultaneously contemplating a gradual unwind of their massive quantitative easing programs. Clearly, central banks have become more confident in the resilience of their economies, concluding that the need for extraordinary monetary policies is diminishing. While the Federal Reserve is removing monetary accommodation, global monetary conditions still remain quite favorable and we think any policy decisions are likely to be implemented gradually. We are watching closely for signs of a policy error, such as a flat or inverted yield curve or wider credit spreads. For now, we are not seeing those warning signs. We continue to maintain a moderately pro-cyclical bias in the Fund. As always, our investment process remains focused on identifying high-quality business models with sustainable, above-market growth potential that we can ideally own over a multi-year investment horizon.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Growth Index contains those securities of the S&P 500 Index with growth characteristics.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

For the one year period ended July 31, 2017, the Frost Value Equity Fund (the “Fund”) Institutional Class Shares and Investor Class Shares appreciated 14.48% and 14.20%, respectively, after fees and expenses, outperforming the 13.76% return of the Russell 1000 Value Index for the same period.

The last quarter of calendar year 2016 saw a resurgence in cyclical stocks. The U.S. election in November seemed to electrify equity investors with the prospect of a rejuvenated growth cycle, prompting a strong rise in the equity markets, a move that the portfolio was not built to follow. The majority of Fund underperformance over the last two months of the year was due to our reduced emphasis on companies that simply benefit from higher interest rates and a steeper yield curve. Further, the resurgence of Energy companies also detracted from overall Fund performance.

From December of 2016, the Fund has exhibited the type of performance we like to see, and have come to expect. Relative outperformance was generated by good results within components of the Information Technology, Energy and Financial Services sectors. This was partly offset by weak performance in Health Care and Consumer Staples. As the year progressed the Fund broadened its sector exposure, and ended the fiscal year with weightings in all but one sector, Telecom Services. To date, equity markets in calendar year 2017 have been extremely benign. Volatility, as measured by the VIX, has achieved record lows, while equity indices like the S&P 500 have not posted a single down month through July.

During the fiscal year, a number of changes were made to the portfolio, with the managers adding ten companies and removing five. New additions included companies such as Bank of America, Bank of New York Mellon, Cardinal Health, FirstEnergy, Ingredion, Johnson Controls International, Kroger, Perrigo, Skyworks Solutions and Tyson Foods. We exited Lazard, United Continental, Honeywell, Kroger and Target.

New portfolio holdings contributed positively, contributing to the Fund’s outperformance for the annual term. However, the immediate contribution was lower than we have come to expect from our process. Nonetheless, we remain optimistic about these investments, and have added to each of these companies on weakness.

The removal of Kroger was unusual in that our holding period was quite short. This is atypical of our investment process. We expect Amazon’s acquisition of Whole Foods to disrupt the grocery industry resulting in rising pricing pressure for all grocers. Despite Kroger’s size we felt the company would need to continue investing in both price and capital expenditure (Capex) in order to compete with both Walmart, the largest U.S. food retailer, and Amazon. This was the first time one of our portfolio companies had to directly face Amazon’s disruptive business model. Upon further analysis and deliberation we concluded our thesis was impaired, and made the difficult yet prudent decision to liquidate the position. As usual, we remain vigilant to any thesis degradation, and will adjust our positions accordingly.

The Fund begins its fiscal 2018 with securities we believe offer a higher potential for excellent future returns. While we understand that market volatility could result in periods of relative underperformance, we are optimistic about the long-term potential of our current holdings. Our process systematically selects and invests in businesses that we believe will improve their earnings and cash flow at levels not reflected by current market values. We concentrate our investments into those companies that we expect will increase in value as other investors recognize their enhanced earnings power.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

The VIX (CBOE Volatility Index) is a popular measure of the implied volatility of S&P 500 index options, calculated and published by the Chicago Board Options Exchange (CBOE).

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

The equity markets for the fiscal year ended July 31, 2017 reflected a sharp contrast in styles as the year progressed. After Brexit and up until the end of December, the value style significantly outperformed the growth style. The trend reverted to growth from late December until the fiscal year-end on July 31st. As of this writing, growth has outperformed value by approximately 1,200 basis points. This level of performance differential between growth and value has not been seen in the U.S. equity markets since the late 1990s.

For the one-year period ended July 31, 2017, the Frost Mid Cap Equity Fund (the “Fund”) returned 15.47% (Institutional Class Shares) and 15.43% (Investor Class Shares), net of fees and expenses, versus the Fund’s benchmark, the Russell Midcap Index, which returned 13.04% for the period. The Fund’s outperformance was driven by stock selection as well as our sector overweights in financials and healthcare. The three top sub industry groups which positively contributed to performance were as follows: regional banks, insurers, and semiconductors. While we correctly underweighted interest sensitive sectors, such as Real Estate Investment Trusts (“REITs”) and utilities, stock selection in both groups detracted from performance. In eight out of the eleven investable sectors, we had positive contributions to performance.

Stock selection was the largest positive contributor to outperformance. In eight of the eleven sectors in the benchmark the Fund held one of the top performing names. Those names included Lincoln National – Financials, Best Buy – Consumer Discretionary, L-3 Technologies – Industrials, WhiteWave Foods – Consumer Staples, Arista Networks – Information Technology, Albemarle – Materials, Mettler Toledo International – Health Care, and Wisconsin Electric – Utilities.

During the year, the managers made a number of changes to the portfolio, with the goal of reducing a pro cyclical bias while continuing to execute our management process. Sixteen new names were added during the fiscal year, which include Hormel Foods, JM Smucker, Sprouts Farmers Market, Urban Outfitters, Cerner, Valvoline, Patterson-UTI Energy, Parsley Energy, Agios Pharmaceuticals, Royal Gold, Apartment Investment & Management, Physicians Reality Trust, Regency Centers, Advance Auto Parts, Aqua America, and Scripps Networks Interactive. The seven names eliminated from the Fund included Under Armor, Middleby, Sabre, WhiteWave, Core Laboratories, Moody’s, and Euronet Worldwide.

Our management process allows us to look at the market opportunistically, capitalizing on openings as they present themselves throughout the year. During late 2016, this flexibility served us very well. We repositioned the portfolio and took profits in value oriented high beta securities, and allocated that capital to growth areas like biotech as investor fears relating to the repeal of Obamacare took hold. At the close of this fiscal year, healthcare remained our largest sector overweight when compared to the index, and it has been a positive contributor in terms of the allocation effect.

We feel our investment process positions us well for whatever may occur in 2018. Our process for finding companies with deeply discounted valuation metrics, solid management teams, low levels of debt, high levels of historical return on invested capital, and differentiated business models with barriers to competition should weather the volatility the market may throw our way. We also feel that the growth of passive investing may create more opportunities for us to differentiate ourselves as active managers. As more money flows into passive investing, we believe more opportunities will be available to investors like us.

Thank you for continued ownership of the Frost Mid Cap Equity Fund and we look forward to updating you in 2018.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on February 13, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST ALLOCATION FUNDS

Asset Allocation Funds Commentary Fiscal Year Ended July 31, 2017

Performance Review

On a net asset value basis, the allocation funds underperformed their respective bench weightings as follows: the Frost Conservative Allocation Fund (the “Conservative Allocation Fund”) had a total return of 3.10% (Investor Class Shares) versus 6.02% for its benchmark; the Frost Moderate Allocation Fund (the “Moderate Allocation Fund”) had a total return of 7.81% (Institutional Class Shares) and 7.47% (Investor Class Shares) versus 9.53% for its benchmark; and the Frost Aggressive Allocation Fund (the “Aggressive Allocation Fund”) had a total return of 7.50% (Investor Class Shares) versus its benchmark at 13.14%. It is noteworthy that a large percentage of the component holdings for the allocation funds generated positive contributions during the fiscal year ended July 31, 2017.

For the Conservative and Moderate Allocation Funds, the largest negative contribution (60 and 32 basis points, respectively) came from the Vanguard Total Bond Market Index Fund. For the Aggressive Allocation Fund, the largest negative contribution came from the iShares 7-10 Year Treasury Bond ETF (IEF), at 23 basis points. The single largest positive contributor for the three allocation funds came from the Frost Growth Equity Fund, contributing 85 basis points for the Conservative Allocation Fund, 199 basis points for the Moderate Allocation Fund and 219 basis points for the Aggressive Allocation Fund.

During the fiscal year ended July 31, 2017, the Investment Adviser noted that the underperformance in each of the Funds was less attributable to selection or allocation and more the byproduct of acquired and operating fund expense ratios. Going forward, the managers of the Frost Allocation Funds will continue to monitor changes in specific macro factors including the U.S. Dollar, U.S. Federal Reserve policy, and inflation, domestically and globally, adjusting investment allocations as conditions change.

Benchmark weighting:	Conservative	Moderate	Aggressive
Bloomberg Barclays U.S. Aggregate Bond Index	51%	34%	17%
Bloomberg Barclays Global Aggregate ex-U.S. Index	9%	6%	3%
S&P 500 Index	30%	45%	60%
MSCI All Country (AC) World ex-U.S. Index	10%	15%	20%

Fiscal 2017 benchmark total returns:
Bloomberg Barclays U.S. Aggregate Bond Index	-0.51%
Bloomberg Barclays Global Aggregate ex-U.S. Index	-2.02%
S&P 500 Index	16.04%
MSCI All Country (AC) World ex-U.S. Index	19.01%

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. The Fund is subject to the risks and expenses of its underlying investments, including those related to investments in exchange-traded products, small- and mid-cap companies, REITS, options, and bonds. Foreign investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social economic or political instability in other nations.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The MSCI All Country (AC) World ex-U.S. Index is a market capitalization weighted index representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index returns reflect the reinvestment of dividends and other earnings, are net of withholding taxes, and do not include any trading costs, management fees or other expenses. Net index returns are net of withholding taxes from a Luxembourg tax perspective.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST ALLOCATION FUNDS

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities.

The Bloomberg Barclays Global Aggregate ex-U.S. Index tracks investment grade government, corporate, agency, and mortgage related bonds in markets outside the U.S.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CONSERVATIVE ALLOCATION FUND

Growth of a $10,000 Investment

(1)	Investor Class Shares commenced operations on January 7, 2011.

(2)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MODERATE ALLOCATION FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on June 30, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST AGGRESSIVE ALLOCATION FUND

Growth of a $10,000 Investment

(1)	Investor Class Shares commenced operations on May 19, 2014.

(2)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund Results

During the fiscal year ended July 31, 2017, the Frost Total Return Bond Fund (the “Fund”) returned 3.63% (Institutional Class Shares) and 3.37% (Investor Class Shares) versus -0.51% for its benchmark – the Bloomberg Barclays U.S. Aggregate Bond Index.

Strategic Impact

The following factors contributed to returns for the year:

•	The Fund was invested to be overweight the credit markets relative to its benchmark. This helped relative performance as the credit markets generally delivered better absolute returns than both the government sectors and the Fund’s benchmark;

•	The Fund was positioned throughout the year with average maturities and duration meaningfully less than the benchmark. This underweight duration position aided the Fund’s relative performance, as yields across the intermediate maturity curve increased over the course of the year;

•	The Fund continues to be overweight various securitized sectors relative to the corporate sector. Within securitized products we have a large allocation to Collateralized Loan Obligations (“CLO’s”), auto-backed Asset-Backed Securities (“ABS”), and Commercial Mortgage-Backed Securities (“CMBS”), all of which outperformed in the period. In particular, the Fund’s CLO’s delivered returns close to 5% in total, with some of this performance related to individual security selection;

•	The Fund was underweight U.S. Treasury and other government sectors, this aided returns as these sectors generally underperformed in the year.

Portfolio Strategy and Outlook

The Fund was positioned defensively with its interest rate risk profile throughout the year, overweight the credit markets including the High Yield sector and underweight U.S. Treasury and U.S. Mortgage-Backed Securities. Regarding interest rate risk, the Fund’s duration position ranged from 3.5 to 4. We continued to use a barbell strategy as we have in the past, by being overweight the fixed rate coupon seven year maturity sector and the floating rate coupon sector. At year end, the Fund held a 20% allocation to floating rate coupon bonds, which generally had duration profile of close to zero and should perform well as the Federal Reserve (the “Fed”) continues to slowly increase the federal funds rate.

The Fund has held overweight allocations to the credit markets for several years and this continued in 2017. This helped performance for the fiscal year, as the credit markets (both the corporate sectors and the many securitized sectors) outperformed. With this being said, we have continued to slowly reduce the overall credit risk in the Fund primarily due to valuation considerations. The Fund finished the year with a 17% allocation to non-Investment Grade rated bonds, which is the lowest level in this category the Fund has held in several years. Additionally, within the credit markets, the Fund was positioned with meaningful allocations to both the CLO and auto ABS sectors. The CLO component of the Fund represented a large portion of the floating rate coupon exposure. Within the CLO allocation, we did began to shift the majority of the Fund’s exposure to higher credit quality issues (i.e., bonds rated generally “AAA” by the credit rating firms) in the 2nd quarter of 2017. While there continues to be daily media buzz regarding the auto industry, and in particular the subprime auto lending business, our auto ABS bonds continued to perform as expected under our investment thesis.

The Fund continues to be underweight to U.S. government sectors such as Treasuries and Agency MBS. The Fund’s average weight to U.S. Treasuries was approximately 25% for the year. This is compared to the benchmark allocation of 36%. The Fund’s allocation to Agency MBS at year end was 17%.

We continue to hold to the view the Fed will lift money market rates several times over the next couple of years, that the economy is most likely to continue its slow expansion, and that U.S. interest rates are generally too low. As such, we still view the risk/reward profile for taking significant interest rate risk at this point as less than compelling. The downside risk if rates increase above our base expectation is meaningful. We plan to maintain the Fund’s defensive duration profile, and maintain an allocation to bonds with floating rate coupons, which we expect should perform better relative to fixed rate securities if the Fed continues to lift money market rates later this year.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

We continue to find value on the shorter-end of the maturity yield curve in the High Yield sector and some ABS sectors. We most likely will continue to allocate sizable amounts to both the CMBS and CLO sector, but moving higher in credit quality than we have in earlier years. This is primarily due to valuation assessments at the time of this writing.

Finally, while our view is that Treasury yields are likely to move somewhat higher over the next year, we are not bearish enough to disregard income generation. We still believe income will be a large component of total return for our core bond strategy and so we are most likely to continue to emphasize income generation for the Fund until we become more worried about a sell-off in the U.S. bond market.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objectives.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2017

Credit Rating(1)	Percentage of Total Investments
AAA	12%
AA	3%
A	8%
BBB	16%
BB	9%
B	5%
CCC	2%
Government	17%
Treasuries	24%
Treasury Inflationary Protection Securities	1%
Cash	2%
Not Rated	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund Results

During the year ended July 31, 2017, the Frost Credit Fund (the “Fund”) returned 9.08% (Institutional Class Shares) and 8.82% (Investor Class Shares) versus 6.01% for the benchmark – a 50/50 weighting of the Bloomberg Barclays U.S. Credit & Bloomberg Barclays U.S. Corporate High Yield Bond Indices.

Strategic Impact

The following factors contributed to returns for the year:

•	The Fund delivered good aggregate total return in the year, outperforming on a relative basis compared to the benchmark. The core reason for the outperformance was the Corporate sectors (both Investment Grade (“IG”) and High Yield (“HY”)) relative to the securitized sectors;

•	The Fund held an allocation of 22% and 28% to the corporate bond sector (HY and IG, respectively) during the year, which was underweight compared to the benchmark;

•	The average maturities and duration for the Fund were meaningfully less than the benchmark throughout the year. At the end of the year, the Fund’s duration was 1.6. This short duration position contributed to the Fund’s outperformance relative to the benchmark during the year.

Portfolio Strategy and Outlook

Within the fixed income universe, the Fund is still positioned aggressively from a credit-risk perspective. We continue to expect certain segments within the high yield sector to outperform the investment grade rated sectors, and we are focused on endeavoring to generate meaningful income at this time. As a result, the Fund is overweight the below investment grade rated sector, and underweight the investment grade sector. A significant allocation of the Fund’s high yield exposure is in the securitized sectors. Using securitized sectors in conjunction with the traditional corporate sector increases portfolio diversification and should help to reduce volatility throughout the year. We believe volatility in the corporate bond sector will continue through 2017, and as a result we expect the securitized sectors to outperform the HY corporate sector in the coming year if volatility continues.

The Fund finished the year with a 6% allocation to Commercial Mortgage Backed Securities (“CMBS”), and a 27% allocation to both the Asset Backed Securities (“ABS”) and Collateralized Loan Obligations (“CLO”) sectors. All of the Fund’s CLO holdings have floating rate coupons, which serve to reduce the Fund’s overall interest rate risk position. The Fund’s allocation to the CMBS sector is based on relative value assessments, and is positioned in an effort to increase the income of the Fund. The Fund finished the year with a 24% allocation to the corporate sector including; financials, construction, energy, telecommunication, retail, technology, aerospace & defense, media, auto, pharmaceuticals, and chemicals. The largest industry allocations at the end of the year were to financials and technology. During the year, we shifted the focus of the portfolio by adding specific securities that have strong relative value, and continued to maintain adequate liquidity via cash and a large Standard & Poor’s AAA-rated, floating rate security. The Fund held a larger than usual cash allocation at the end of year, more the result of timing issues and not a strategic allocation position.

The interest rate profile of the Fund was positioned defensively, with the duration at 1.6 for the period. We expect to remain defensive from an interest rate perspective in the Fund, and to maintain overweight positions in credit and structured products.

Diversification does not ensure a profit or guarantee against a loss.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CLO – Collaterized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

The Bloomberg Barclays U.S. Credit Index is designed to track the performance of a hypothetical buy write strategy on the S&P 500 Index.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2017

Credit Rating(1)	Percentage of Total Investments
AAA	6%
A	8%
BBB	19%
BB	38%
B	11%
CCC	2%
C	1%
Cash	13%
Not Rated	2%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund Results

During the year ended July 31, 2017, the Frost Low Duration Bond Fund (the “Fund”) returned 1.48% (Institutional Class Shares) and 1.24% (Investor Class Shares) versus 0.38% for the benchmark – the Bloomberg Barclays U.S. 1-5 Year Government/Credit Index.

Strategic Impact

The following factors contributed to returns for the year:

•	The Fund was overweight various securitized sectors and underweight U.S. government bonds. This allocation position aided relative returns as the securitized sectors generally delivered better returns than government bonds;

•	The Fund saw meaningful outperformance in its corporate bond allocation, even with an underweight to this sector;

•	The average maturities and duration of the Fund were meaningfully less than the benchmark throughout the year. At the end of the year, the Fund’s duration was 1.6. This short duration position contributed to the Fund’s outperformance relative to the benchmark during the year;

•	The Fund held several individual holdings in the Asset Backed Securities (“ABS”) sector which saw meaningful outperformance. This individual security selection aided relative returns meaningfully for the year.

Portfolio Strategy and Outlook

The Fund was positioned defensively throughout the year, with its interest rate risk profile slightly overweight the credit markets and underweight U.S. government bonds of various types. These positions were consistent with our strategy for the Fund over the past several years. Additionally, we continued to allocate a material portion of the Fund to bonds with floating rate coupons, as our expectation was for LIBOR (London InterBank Offered Rate) rates to increase along with future Federal Reserve (the “Fed”) rate hikes. For the year, the Fund held an allocation to floaters of between 40% to 50%.

We continue to hold to the view that the Fed will lift money market rates several times over the next couple of years. As such, we still view the risk/reward profile for significant interest rate risk at this point to be less than compelling. The downside risk if rates increase above our base expectation is meaningful. We plan to maintain the Fund’s defensive duration profile, and keep an allocation to bonds with floating rate coupons, which we expect should perform better relative to fixed rate securities if the Fed continues to lift money market rates later this year.

Historically, we have maintained the duration of the Fund within plus or minus 1% of its benchmark, with few exceptions. However, in this current environment, we have made the decision to allow the Fund’s duration to move below 1% of the benchmark for a period of time, until the current market environment changes. Our decision is primarily dependent upon the fact that yields on the short-end of the yield curve remain very low in the face of the expectation that the Fed will continue to lift money market rates. In this environment, and with this outlook, we expect to find better investment opportunities in floating rate securities with very low duration risk. This allocation has resulted in the Fund’s overall duration declining below 1% of the benchmark.

We hold the view that most investment grade rated credit sectors should outperform most government bonds for maturities under five years, which should result in the Fund continuing to hold an underweight position in government securities over the next year. We are focused on striving to maximize the income that the Fund creates, while maintaining the interest rate risk profile of the Fund as conservatively as possible.

As far as credit sector allocations are concerned, we continue to maintain an underweight allocation to the corporate sector, and an overweight to the securitized sectors via the use of Asset-Backed and Commercial Mortgage-Backed securities. We are maintaining these allocations as a result of our assessment of relative valuation considerations between the corporate and securitized sectors.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Advisor will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays U.S. 1-5 Year Government/Credit Index is comprised of Treasuries, Government related issues, U.S. dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2017

Credit Rating(1)	Percentage of Total Investments
AAA	16%
AA	7%
A	12%
BBB	14%
B	1%
Government	11%
Treasuries	38%
Cash	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund Results

During the year ended July 31, 2017, the Frost Municipal Bond Fund (the “Fund”) returned 0.00% (Institutional Class Shares) and -0.25% (Investor Class Shares) versus 0.26% for its benchmark – the Bloomberg Barclays Municipal Bond Index.

Strategic Impact

The following factors contributed to returns for the year:

•	A rise in tax-exempt yields across the yield curve contributed to a decline in valuations for most securities held in the Fund, and for the municipal bond market as a whole;

•	The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position neither helped nor hurt the Fund’s performance relative to the benchmark, as interest rates were essentially flat for the year in the municipal bond sector.

Portfolio Strategy and Outlook

We expect to keep the Fund’s average maturity and duration profile positioned for higher interest rates down the road. Broadly speaking, yields on tax-exempt, high quality municipal bonds remain near historic lows. We judge the risk-return for taking meaningful amounts of interest rate risk within the municipal market as inadequate. In our view, yields for U.S. Treasury securities will move slowly higher, and as a result we prefer to limit the Fund’s allocation to longer-maturity bonds, and to maintain a relatively conservative duration profile.

We also are selectively adding to mezzanine quality bonds; typically bonds with credit ratings around “A”. The Fund will continue to hold and invest a material allocation to securities domiciled in Texas, in particular the State of Texas, city and counties within Texas and public school districts in Texas. Historically these securities are of higher credit quality than many comparable securities from other regions, resulting in the Fund being overweight “AAA” rated securities. Based on our current relative valuation assessments, we view the mezzanine quality area within the tax-exempt municipal space as cheap relative to the higher quality end. While we are not turning over the entire Fund exposure for this investment thesis, it is leading to marginally higher allocations to bonds rated in the “A” category compared to “AAA” over the next several quarters.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2017

Credit Rating(1)	Percentage of Total Investments
AAA	32%
AA	42%
A	15%
BBB	7%
BB	4%
B	1%
Cash(2)	-2%
Not Rated	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

(2)	Represents line of credit payable.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 99.1%
Consumer Discretionary — 25.7%
Amazon.com*	19,771	$19,529,398
Comcast, Cl A	126,000	5,096,700
Home Depot	65,590	9,812,264
Las Vegas Sands	79,000	4,867,190
Netflix*	24,500	4,450,670
Newell Brands	93,500	4,929,320
NIKE, Cl B	61,860	3,652,833
O’Reilly Automotive*	10,000	2,043,000
Priceline Group*	3,220	6,531,770
Starbucks	91,050	4,914,879
Time Warner	32,090	3,286,658
TJX	44,000	3,093,640
Walt Disney	25,610	2,815,307

		75,023,629

Consumer Staples — 2.6%
Costco Wholesale	33,132	5,251,753
Walgreens Boots Alliance	29,850	2,408,000

		7,659,753

Energy — 1.1%
Pioneer Natural Resources	19,550	3,188,605

Financials — 4.7%
BlackRock, Cl A	10,011	4,269,992
Charles Schwab	147,000	6,306,300
Moody’s	24,405	3,212,430

		13,788,722

Health Care — 14.0%
Allergan	14,230	3,590,656
Becton Dickinson	30,250	6,092,350

Description	Shares	Value
Celgene*	63,460	$8,593,118
Cigna	20,300	3,523,268
Edwards Lifesciences*	53,000	6,104,540
Incyte*	24,000	3,198,960
UnitedHealth Group	26,800	5,140,508
Zoetis, Cl A	72,735	4,547,392

		40,790,792

Industrials — 7.5%
Boeing	23,625	5,728,117
Canadian Pacific Railway	21,040	3,290,025
Danaher	74,750	6,091,378
Fortive	32,000	2,071,680
Southwest Airlines	88,000	4,884,880

		22,066,080

Information Technology — 39.7%
Alphabet, Cl A*	13,554	12,815,307
Alphabet, Cl C*	8,870	8,253,535
Apple	91,396	13,593,327
Electronic Arts*	36,000	4,202,640
Facebook, Cl A*	101,690	17,211,032
Lam Research	26,360	4,203,366
MasterCard, Cl A	83,410	10,659,798
Microsoft	140,500	10,214,350
NXP Semiconductors*	36,500	4,027,045
PayPal Holdings*	92,520	5,417,046
Salesforce.com*	67,635	6,141,258
ServiceNow*	35,000	3,865,750
Visa, Cl A	153,100	15,242,636

		115,847,090

Materials — 2.2%
Nucor	50,000	2,883,500
Sherwin-Williams	10,500	3,541,335

		6,424,835

Real Estate — 1.6%
American Tower‡	33,500	4,567,055

Total Common Stock (Cost $170,941,660)		289,356,561

CASH EQUIVALENT — 1.0%
Federated Government Obligations Fund, Cl I, 0.870%** (Cost $2,785,837)	2,785,837	2,785,837

Total Investments — 100.1% (Cost $173,727,497)		$292,142,398

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST GROWTH EQUITY FUND

Percentages are based on Net Assets of $291,962,361.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2017.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 108.5%
Consumer Discretionary — 11.3%
Carnival	39,033	$2,606,624
Las Vegas Sands	52,672	3,245,122
Lowe’s	34,248	2,650,795
Walt Disney	21,284	2,339,750
Whirlpool	13,657	2,429,307

		13,271,598

Consumer Staples — 4.4%
Ingredion	26,376	3,252,689
Tyson Foods, Cl A	30,806	1,951,868

		5,204,557

Energy — 12.6%
Chevron	30,853	3,368,839
Occidental Petroleum	53,051	3,285,448
Royal Dutch Shell ADR, Cl B	76,479	4,425,075
Valero Energy	52,543	3,623,891

		14,703,253

Financials — 29.8%
American Express	53,357	4,547,617
American International Group	59,925	3,922,091
Bank of America	93,380	2,252,326
Bank of New York Mellon	78,886	4,183,325
Capital One Financial	49,240	4,243,503
Citigroup	66,951	4,582,796
FNF Group	82,407	4,026,406
Nasdaq	61,388	4,565,426
Wells Fargo	47,312	2,552,009

		34,875,499

Description	Shares	Value
Health Care — 13.4%
AbbVie	58,277	$4,074,145
Cardinal Health	16,745	1,293,719
Medtronic	37,974	3,188,677
Novartis ADR	38,346	3,267,079
Perrigo	17,115	1,282,256
Shire ADR	15,330	2,568,388

		15,674,264

Industrials — 13.8%
Boeing	5,595	1,356,564
Eaton	32,784	2,565,348
General Electric	126,750	3,246,068
Johnson Controls International	80,943	3,152,730
Kansas City Southern	31,190	3,218,496
Raytheon	15,442	2,652,472

		16,191,678

Information Technology — 15.4%
Cisco Systems	80,970	2,546,506
Corning	107,292	3,126,489
eBay*	70,367	2,514,213
Microsoft	35,207	2,559,549
Nielsen Holdings	81,396	3,500,842
Skyworks Solutions	36,422	3,819,575

		18,067,174

Materials — 3.2%
Dow Chemical	58,796	3,777,055

Real Estate — 3.2%
Weyerhaeuser‡	114,874	3,793,139

Utilities — 1.4%
FirstEnergy	52,708	1,681,912

Total Common Stock (Cost $108,886,520)		127,240,129

Cash Equivalent — 0.0%
Federated Government Obligations Fund CI I, 0.870%** (Cost $2,279)	2,279	2,279

Total Investments — 108.5% (Cost $108,888,799)		$127,242,408

Percentages are based on Net Assets of $117,219,079.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2017.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 93.4%
Consumer Discretionary — 12.8%
Advance Auto Parts	1,076	$120,523
Best Buy	1,624	94,744
CalAtlantic Group	8,565	300,631
Chipotle Mexican Grill, Cl A*	370	127,195
Dollar Tree*	3,913	282,049
Gentex	9,192	156,448
Nordstrom	6,436	312,597
NVR*	125	326,305
Scripps Networks Interactive, Cl A	3,252	284,257
Urban Outfitters*	9,912	194,176

		2,198,925

Consumer Staples — 6.9%
Church & Dwight	7,199	384,067
Hormel Foods	11,503	393,057
JM Smucker	1,814	221,127
Sprouts Farmers Market*	7,328	176,385

		1,174,636

Energy — 5.9%
Cabot Oil & Gas	11,200	278,544
Noble Energy	13,857	400,606
Parsley Energy, Cl A*	5,962	174,567
Patterson-UTI Energy	8,210	158,782

		1,012,499

Financials — 14.9%
Evercore Partners, Cl A	4,470	351,565
Huntington Bancshares	28,087	372,153
Lincoln National	4,029	294,359

Description	Shares	Value
M&T Bank	1,621	$264,466
Progressive	9,108	429,260
Synovus Financial	10,869	472,584
TD Ameritrade Holding	8,064	368,767

		2,553,154

Health Care — 15.0%
Agilent Technologies	5,175	309,413
Agios Pharmaceuticals*	1,050	58,737
Cerner*	3,076	198,002
CR Bard	1,499	480,579
DexCom*	2,508	167,058
Laboratory Corp of America Holdings*	3,370	535,527
Mettler-Toledo International*	300	171,924
Varian Medical Systems*	1,765	171,417
Vertex Pharmaceuticals*	3,116	473,071

		2,565,728

Industrials — 12.3%
Alaska Air Group	1,710	145,743
Fluor	6,130	266,226
Hexcel	4,648	237,838
L3 Technologies	2,000	349,940
Masco	11,350	432,776
Middleby*	1,116	145,839
Roper Technologies	1,014	235,714
Ryder System	3,992	290,458

		2,104,534

Information Technology — 11.2%
Analog Devices	2,519	199,026
Arista Networks*	1,068	159,442
Cree*	9,850	255,213
Fidelity National Information Services	2,746	250,490
FLIR Systems	7,001	261,277
Juniper Networks	7,724	215,886
Red Hat*	3,187	315,099
Take-Two Interactive Software*	3,325	264,271

		1,920,704

Materials — 5.7%
Albemarle	2,118	245,264
Reliance Steel & Aluminum	3,676	265,995
Royal Gold	2,830	245,248
Valvoline	10,004	226,791

		983,298

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MID CAP EQUITY FUND

Description	Shares/ Face Amount	Value
Real Estate — 4.0%
Apartment Investment & Management, Cl A‡	7,103	$323,542
Physicians Realty Trust‡	9,885	184,059
Regency Centers‡	2,647	175,284

		682,885

Utilities — 4.7%
Aqua America	7,024	234,461
FirstEnergy	7,102	226,625
Great Plains Energy	6,733	207,780
WEC Energy Group	2,300	144,831

		813,697

Total Common Stock (Cost $12,856,210)		16,010,060

CORPORATE OBLIGATION — 1.4%
Information Technology — 1.4%
Micron Technology 3.000%, 11/15/43 (Cost $159,128)	$225,000	242,016

CASH EQUIVALENT — 5.3%
Federated Government Obligations Fund, Cl I, 0.870%** (Cost $904,654)	904,654	904,654

Total Investments — 100.1% (Cost $13,919,992)		$17,156,730

Percentages are based on Net Assets of $17,137,091.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2017.
‡	Real Estate Investment Trust

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST CONSERVATIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 98.0%
Open-End Funds — 73.3%
Cohen & Steers Institutional Realty Shares	1,688	$75,661
Frost Total Return Bond Fund, Institutional Class Shares*	39,388	413,577
Vanguard Total Bond Market Index Fund	38,293	413,183

		902,421

Exchange Traded Funds — 24.7%
iShares MSCI EAFE ETF	757	50,666
iShares Russell 1000 ETF	1,275	174,943
Vanguard FTSE Emerging Markets ETF	604	25,978
Vanguard Small-Cap ETF	383	52,528

		304,115

Total Registered Investment Companies (Cost $1,198,132)		1,206,536

CASH EQUIVALENT — 3.3%
Federated Government Obligations Fund, Cl I, 0.870%** (Cost $39,601)	39,601	39,601

Total Investments — 101.3% (Cost $1,237,733)		$1,246,137

Percentages are based on Net Assets of $1,230,656.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2017 are as follows:

Value of Shares Held as of 7/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/17	Dividend Income	Capital Gain Distributions
Frost Credit Fund
$50,118	$14,589	$(66,148)	$3,083	$(1,642)	$—	$1,631	$—
Frost Growth Equity Fund
$101,300	$36,999	$(142,489)	$7,295	$(3,105)	$—	$156	$7,713
Frost Low Duration Bond Fund
$—	$77,480	$(77,664)	$—	$184	$—	$450	$—
Frost Total Return Bond Fund
$333,202	$341,353	$(261,041)	$5,007	$(4,944)	$413,577	$11,734	$332
Frost Value Equity Fund
$87,992	$16,885	$(106,012)	$3,751	$(2,616)	$—	$1,094	$3,804
**	Rate shown is the 7-day effective yield as of July 31, 2017.

Cl — Class

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

MSCI — Morgan Stanley Capital International

Amounts designated as “—” are $0 or have been rounded to $0.

For further financial information on individual Registered Investment Companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual Registered Investment Company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MODERATE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 97.2%
Exchange Traded Funds — 61.4%
iShares MSCI EAFE ETF	7,698	$515,227
iShares Russell 1000 ETF	13,770	1,889,382
Vanguard FTSE Emerging Markets ETF	6,091	261,974
Vanguard Small-Cap ETF	3,336	457,533

		3,124,116

Open-End Funds — 35.8%
Cohen & Steers Institutional Realty Shares	4,646	208,182
Frost Total Return Bond Fund, Institutional Class Shares*	76,824	806,655
Vanguard Total Bond Market Index Fund	74,695	805,964

		1,820,801

Total Registered Investment Companies (Cost $4,879,683)		4,944,917

CASH EQUIVALENT — 3.0%
Federated Government Obligations Fund, Cl I, 0.870%** (Cost $148,586)	148,586	148,586

Total Investments — 100.2% (Cost $5,028,269)		$5,093,503

Percentages are based on Net Assets of $5,084,407.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2017 are as follows:

Value of Shares Held as of 7/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/17	Dividend Income	Capital Gain Distributions
Frost Credit Fund
$484,808	$35,007	$(528,088)	$263	$8,010	$—	$11,437	$—
Frost Growth Equity Fund
$1,717,209	$394,613	$(2,083,443)	$173,746	$(202,125)	$—	$1,272	$144,639
Frost Low Duration Bond Fund
$—	$112,993	$(112,987)	$—	$(6)	$—	$644	$—
Frost Total Return Bond Fund
$976,654	$473,617	$(635,081)	$12,809	$(21,344)	$806,655	$23,839	$1,037
Frost Value Equity Fund
$1,251,334	$73,387	$(1,319,283)	$88,418	$(93,856)	$—	$13,563	$59,825
**	Rate shown is the 7-day effective yield as of July 31, 2017.

Cl — Class

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

MSCI — Morgan Stanley Capital International

Amounts designated as “—” are $0 or have been rounded to $0.

For further financial information on individual Registered Investment Companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual Registered Investment Company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST AGGRESSIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 98.4%
Exchange Traded Funds — 76.3%
iShares MSCI EAFE ETF	2,631	$176,093
iShares Russell 1000 ETF	3,882	532,649
Vanguard FTSE Emerging Markets ETF	2,103	90,450
Vanguard Small-Cap ETF	995	136,464

		935,656

Open-End Funds — 22.1%
Cohen & Steers Institutional Realty Shares	1,372	61,463
Frost Total Return Bond Fund, Institutional Class Shares*	19,924	209,199

		270,662

Total Registered Investment Companies (Cost $1,184,799)		1,206,318

CASH EQUIVALENT — 2.8%
Federated Government Obligations Fund, Cl I, 0.870%** (Cost $34,829)	34,829	34,829

Total Investments — 101.2% (Cost $1,219,628)		$1,241,147

Percentages are based on Net Assets of $1,226,336.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2017 are as follows:

Value of Shares Held as of 7/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/17	Dividend Income	Capital Gain Distributions
Frost Credit Fund
$237,970	$5,318	$(247,023)	$(79)	$3,814	$—	$5,319	$—
Frost Growth Equity Fund
$1,051,265	$165,077	$(1,157,415)	$62,406	$(121,333)	$—	$463	$102,060
Frost Low Duration Bond Fund
$—	$25,991	$(25,915)	$—	$(76)	$—	$74	$—
Frost Total Return Bond Fund
$370,587	$181,851	$(337,781)	$5,337	$(10,795)	$209,199	$7,106	$470
Frost Value Equity Fund
$911,108	$59,205	$(953,357)	$37,838	$(54,794)	$—	$9,000	$50,206

**	Rate shown is the 7-day effective yield as of July 31, 2017.

Cl — Class

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

MSCI — Morgan Stanley Capital International

Amounts designated as “—” are $0 or have been rounded to $0.

For further financial information on individual Registered Investment Companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual Registered Investment Company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MORTGAGE-BACKED SECURITIES — 30.3%
Agency Mortgage-Backed Obligations — 15.2%
FHLMC 6.000%, 05/01/26	$472,083	$530,560
5.500%, 12/01/37	191,264	213,873
5.000%, 04/01/24	247,500	269,262
3.083%, 01/01/45 (A)	11,391,494	11,719,177
2.984%, 02/01/37 (A)	1,737,299	1,808,612
2.947%, 08/01/37 (A)	530,882	559,131
2.365%, 06/01/43 (A)	11,788,068	11,923,661
FHLMC REMIC, Ser 2010-3695, Cl DI, IO 4.500%, 05/15/30	1,371,570	133,642
FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	10,160,000	11,027,947
FHLMC REMIC, Ser 2011-3834, Cl AI, IO 4.000%, 02/15/29	1,442,659	36,741
FHLMC REMIC, Ser 2011-3875, Cl GK 2.250%, 06/15/26	801,046	800,276
FHLMC REMIC, Ser 2011-3898, Cl FC 1.736%, 11/15/36 (A)	3,008,294	3,029,441
FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	2,561,820	418,969

Description	Face Amount	Value
FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	$9,034,408	$9,681,645
FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	11,362,306	931,969
FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	8,211,402	522,796
FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	18,692,444	1,461,164
FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	5,937,971	466,293
FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	18,822,944	1,526,048
FHLMC, Ser 2012-4136, Cl PI, IO 3.000%, 11/15/32	28,165,575	3,604,309
FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	11,262,978	882,132
FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	25,944,245	4,197,148
FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	18,458,990	1,816,558
FHLMC, Ser 2015-4457, Cl EI, IO 3.500%, 02/15/45	3,230,696	399,291
FHLMC, Ser 2015-4492, Cl MA 4.000%, 07/15/43	5,407,815	5,751,212
FHLMC, Ser 2016-4572, Cl LG 2.500%, 08/15/45	4,342,684	4,363,651
FHLMC, Ser 2017-4655, Cl HA 3.500%, 01/15/42	18,259,693	18,927,550
FHLMC, Ser 2017-4662, Cl VC 3.500%, 08/15/35	5,000,000	5,163,055
FHLMC, Ser 2017-4675, Cl VE 3.500%, 08/15/37	4,707,000	4,873,948
FHLMC, Ser 2017-4679, Cl HA 4.000%, 06/15/44	9,696,482	10,363,683
FNMA 5.500%, 07/01/36 to 12/01/47	407,080	443,969
5.000%, 04/01/19 to 05/01/35	718,074	750,125
4.500%, 02/01/39 to 08/01/41	10,594,271	11,465,777

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
4.000%, 03/01/47	$2,449,596	$2,595,916
3.500%, 10/01/40 to 08/01/46	20,239,030	20,859,134
3.311%, 02/01/42 (A)	5,516,897	5,735,700
3.000%, 10/01/46 to 11/01/46	28,774,626	28,835,188
2.944%, 01/01/38 (A)	4,683,089	4,939,567
2.870%, 07/01/37 (A)	2,980,943	3,107,193
2.793%, 10/01/42 (A)	6,243,698	6,407,725
2.710%, 08/01/23	280,113	287,465
2.500%, 11/01/31	23,207,793	23,436,169
FNMA REMIC, Ser 2005-66, Cl FD 1.532%, 07/25/35 (A)	1,265,588	1,263,990
FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	5,652,862	510,611
FNMA REMIC, Ser 2011-121, Cl JP 4.500%, 12/25/41	592,816	631,013
FNMA REMIC, Ser 2012-13, Cl JP 4.500%, 02/25/42	698,385	738,574
FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	2,252,430	443,312
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	3,343,556	704,660
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	3,947,072	834,234
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	4,456,487	901,662
FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	6,791,246	1,312,245
FNMA STRIPS, Ser 2015-421, Cl C1, IO 3.000%, 05/25/30	12,223,408	1,249,796
FNMA, Ser 2010-155, Cl JC 4.000%, 12/25/39	25,000,000	26,716,315
FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	5,122,222
FNMA, Ser 2011-4, Cl PI, IO 5.000%, 04/25/40	2,645,837	285,420
FNMA, Ser 2012-100, Cl I, IO 2.500%, 07/25/22	6,895,789	320,716
FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	8,956,706	752,457

Description	Face Amount	Value
FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	$20,789,409	$1,756,786
FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	8,329,324	1,517,656
FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	5,000,000	5,051,577
FNMA, Ser 2013-104, Cl TI, IO 3.000%, 08/25/32	7,615,643	629,223
FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	10,000,000	9,943,230
FNMA, Ser 2013-5, Cl BD 2.000%, 03/25/40	2,775,910	2,757,206
FNMA, Ser 2014-40, Cl GI, IO 3.000%, 06/25/33	14,959,362	1,851,851
FNMA, Ser 2014-59, Cl CI, IO 3.000%, 08/25/40	5,671,887	733,427
FNMA, Ser 2017-4, Cl VD 3.500%, 06/25/37	10,000,000	10,389,499
FNMA, Ser 2017-53, Cl KA 3.500%, 12/25/43	9,861,938	10,223,641
GNMA 4.500%, 06/15/39	765,857	823,240
2.125%, 09/20/40 (A)	986,714	1,017,400
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	529,543	542,531
GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	8,699,270	576,608
GNMA, Ser 2010-138, Cl PI, IO 4.000%, 08/20/38	1,040,030	58,041
GNMA, Ser 2012-10, Cl LD 3.000%, 07/20/40	3,518,019	3,634,849
GNMA, Ser 2012-65, Cl AI, IO 3.500%, 03/20/36	3,025,666	154,156
GNMA, Ser 2013-144, Cl UB 3.500%, 10/16/28	651,532	675,603
GNMA, Ser 2013-170, Cl QI, IO 5.500%, 11/20/43 (A)	26,411,910	5,246,148

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	$2,000,000	$2,022,716
GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	5,701,486	639,699
GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	13,314,010	1,561,375
GNMA, Ser 2014-151, Cl HI, IO 3.500%, 07/20/39	17,511,591	1,072,905
GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	7,054,931	947,742
GNMA, Ser 2014-44, Cl IO, IO 4.000%, 11/16/26	21,181,833	2,013,009
GNMA, Ser 2015-134, Cl LV 3.500%, 12/20/26	2,586,416	2,715,682
GNMA, Ser 2015-17, Cl JI, IO 3.500%, 05/20/28	20,220,056	1,752,131
GNMA, Ser 2016-H14, Cl FA 1.876%, 06/20/66 (A)	3,013,346	3,036,925

		341,399,755

Commercial Mortgage-Backed Obligations — 13.3%
A10 Securitization, Ser 2013-2, Cl B 4.380%, 11/15/27 (B)	2,000,000	1,997,225
A10 Securitization, Ser 2013-2, Cl C 5.120%, 11/15/27 (B)	1,500,000	1,499,480
Banc of America Commercial Mortgage Trust, Ser 2007-3, Cl AJ 5.676%, 06/10/49 (A)	50,471	50,725
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ 6.309%, 02/10/51 (A)	7,390,000	7,468,817
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl B 6.309%, 02/10/51 (A) (B)	4,925,000	4,897,547
Bank, Ser 2017-BNK5, Cl A5 3.390%, 06/15/60	9,000,000	9,212,850
BBCMS Trust, Ser 2015-STP, Cl D 4.284%, 09/10/28 (A) (B)	5,000,000	5,059,793

Description	Face Amount	Value
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ 5.535%, 01/12/45 (A)	$9,150,000	$8,984,490
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C 4.064%, 06/10/48 (A)	5,000,000	4,872,921
Commercial Mortgage Trust, Ser 2012-CR2, Cl C 4.841%, 08/15/45 (A)	1,000,000	1,044,237
Commercial Mortgage Trust, Ser 2014-LC15, Cl D 4.944%, 04/10/47 (A) (B)	9,500,000	8,224,058
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl A1AJ 6.062%, 09/15/39 (A)	4,382,950	4,404,908
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl AJ 6.062%, 09/15/39 (A)	5,000,000	5,050,050
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 6.310%, 02/15/41 (A) (B)	5,000,000	600,996
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 1.476%, 04/15/37 (A)	603,470	532,628
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl F 5.100%, 08/15/38 (A)	4,850,000	4,812,068
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.684%, 11/10/46 (A) (B)	1,000,000	1,091,684
Deutsche Bank Commercial Mortgage Trust, Ser 2017-C6, Cl A5 3.328%, 06/10/50	5,000,000	5,116,140
Fort CRE, Ser 2016-1A, Cl A1 2.729%, 05/21/36 (A) (B)	4,000,000	4,054,732
FREMF Mortgage Trust, Ser 2011-K15, Cl B 5.116%, 08/25/44 (A) (B)	4,000,000	4,352,229
FREMF Mortgage Trust, Ser 2012-K21, Cl C 4.071%, 07/25/45 (A) (B)	5,000,000	5,102,677
FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.811%, 08/25/45 (A) (B)	4,500,000	4,580,845
FREMF Mortgage Trust, Ser 2012-K710, Cl C 3.813%, 06/25/47 (A) (B)	2,000,000	2,023,065

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
FREMF Mortgage Trust, Ser 2013-K26, Cl C 3.598%, 12/25/45 (A) (B)	$5,000,000	$4,997,625
FREMF Mortgage Trust, Ser 2015-K720, Cl B 3.389%, 07/25/22 (A) (B)	5,000,000	5,014,485
FREMF Mortgage Trust, Ser 2015-K720, Cl C 3.389%, 07/25/22 (A) (B)	8,000,000	7,773,743
FREMF Mortgage Trust, Ser 2015-K721, Cl C 3.565%, 11/25/47 (A) (B)	14,000,000	13,703,836
FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (A) (B)	5,000,000	4,876,160
FREMF Mortgage Trust, Ser 2016-K57, Cl C 3.919%, 08/25/49 (A) (B)	7,180,000	6,776,427
GS Mortgage Securities Trust, Ser 2017-GS6, Cl A3 3.433%, 05/10/50	15,000,000	15,430,393
GS Mortgage Securities Trust, Ser 2017-G5, Cl AS 3.826%, 03/10/50	3,500,000	3,638,553
Impact Funding, Ser 2001-AA, Cl B 5.163%, 07/25/33 (A) (B)	117,323	118,790
Impact Funding, Ser 2001-AA, Cl C 5.363%, 07/25/33 (A) (B)	293,310	295,510
Impact Funding, Ser 2001-AA, Cl D 5.823%, 07/25/33 (A) (B)	87,994	88,214
JPMorgan Mortgage Trust, Ser 2016-4, Cl A3 3.500%, 10/25/46 (A) (B)	2,230,765	2,274,334
JPMorgan Mortgage Trust, Ser 2017-1, Cl A3 3.500%, 01/25/47 (A) (B)	2,396,892	2,457,845
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C 3.402%, 06/15/49 (A)	3,328,000	3,186,574
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl AMS 5.337%, 05/15/47	3,000,000	2,973,341
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ 6.025%, 02/15/51 (A)	5,000,000	4,868,750
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.999%, 02/15/51 (A) (B) (D)	111,787	—

Description	Face Amount	Value
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (A)	$2,693,395	$2,691,045
JPMorgan Chase Commercial Mortgage Securities, Ser 2016-WSP, Cl D 5.159%, 08/15/33	4,000,000	4,053,896
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl E 5.865%, 06/15/38 (A)	3,000,000	2,999,079
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl E 5.582%, 02/15/40 (A)	4,000,000	3,982,182
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.239%, 07/15/40 (A)	1,000,000	1,015,000
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl C 6.276%, 09/15/45 (A)	10,450,000	8,907,332
LStar Commercial Mortgage Trust, Ser 2014-2, Cl D 4.907%, 01/20/41 (A) (B)	3,752,000	3,779,335
LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS 3.188%, 11/10/25	3,000,000	2,920,572
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl AM 5.822%, 06/12/50 (A)	3,000,000	3,007,500
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C29, Cl C 4.753%, 05/15/49 (A)	2,413,000	2,536,468
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	171,728	173,824
Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.915%, 06/11/42 (A)	8,215,484	8,809,495
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.915%, 06/11/42 (A) (B)	500,000	557,738
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.414%, 09/15/47 (A) (B)	2,000,000	2,179,537
RAIT Trust, Ser 2015-FL5, Cl C 5.809%, 01/15/31 (A) (B)	4,000,000	4,002,919

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Resource Capital, Ser 2015-CRE3, Cl C 4.376%, 03/15/32 (A) (B)	$5,000,000	$4,983,096
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.546%, 05/10/45 (A) (B)	4,750,000	5,087,231
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 4.898%, 05/10/63 (A) (B)	15,254,806	12,726,070
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 5.041%, 08/10/49 (A) (B)	3,000,000	3,166,404
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.494%, 12/10/45 (A) (B)	13,384,000	13,181,045
Velocity Commercial Capital Loan Trust, Ser 2011-1, Cl NOTE 5.033%, 08/25/40 (A) (B)	1,063,688	1,122,736
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AJ 5.413%, 12/15/43 (A)	3,030,702	3,069,498
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl C 5.483%, 12/15/43 (A)	5,000,000	4,950,450
Wells Fargo Commercial Mortgage Trust, Ser 2016-BNK1, Cl ASB 2.514%, 08/15/49	1,000,000	989,379
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C 4.721%, 01/15/59 (A)	5,000,000	4,834,432
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D 3.788%, 01/15/59 (A) (B)	2,000,000	1,438,480
Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B 4.089%, 06/15/49	5,000,000	5,137,155
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl ASB 2.788%, 07/15/48	2,000,000	2,009,667
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC24, Cl ASB 2.825%, 10/15/49	3,000,000	3,019,457

Description	Face Amount	Value
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A4 3.631%, 01/15/60	$3,788,000	$3,947,895
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 4.625%, 03/15/46 (A)	3,000,000	3,189,001

		297,976,663

Non-Agency Residential Mortgage-Backed Obligations — 1.8%
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.461%, 02/25/37 (A) (D)	1,000,000	—
FirstKey Mortgage Trust, Ser 2015-1, Cl A3 3.500%, 03/25/45 (A) (B)	6,354,720	6,348,527
Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO 0.898%, 04/25/43 (A) (B)	230,071,688	7,763,585
Sequoia Mortgage Trust, Ser 2017-2, Cl A4 3.500%, 03/25/47 (A) (B)	3,874,916	3,968,611
WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1 3.921%, 06/20/44 (A) (B)	4,208,932	4,342,873
WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1 4.000%, 09/20/44 (A) (B)	3,226,388	3,309,309
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3 3.500%, 11/20/44 (A) (B)	3,983,833	4,070,530
WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11 3.500%, 02/20/45 (A) (B)	5,044,349	5,148,992
WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3 3.500%, 03/20/45 (A) (B)	5,536,225	5,637,432

		40,589,859

Total Mortgage-Backed Securities (Cost $704,260,242)		679,966,277

U.S. TREASURY OBLIGATIONS — 23.9%
U.S. Treasury Inflationary Protection Securities 1.125%, 01/15/21	5,593,850	5,819,008
1.000%, 02/15/46	5,164,350	5,142,216
0.125%, 04/15/20	1,045,060	1,048,982
U.S. Treasury Bonds/Notes 2.500%, 05/15/24 to 02/15/46	35,000,000	34,874,225
2.375%, 08/15/24	50,000,000	50,884,750
2.250%, 11/15/24 to 08/15/46	130,000,000	129,328,500
2.000%, 04/30/24 to 11/15/26	150,000,000	147,990,435
1.625%, 02/15/26 to 05/15/26	30,000,000	28,513,670
1.500%, 08/15/26	30,000,000	28,129,680
1.375%, 01/15/20	25,000,000	24,974,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
1.143%, 04/30/19 (A)	$5,000,000	$5,002,405
1.000%, 11/30/18	75,000,000	74,715,825
U.S. Treasury STRIPS 3.109%, 02/15/46 (F)	1,000,000	424,145

Total U.S. Treasury Obligations (Cost $540,525,540)		536,848,441

CORPORATE OBLIGATIONS — 13.4%
Consumer Discretionary — 1.7%
Block Financial 4.125%, 10/01/20	5,000,000	5,208,415
Choice Hotels International 5.750%, 07/01/22	5,179,000	5,748,690
General Motors Financial 4.000%, 01/15/25	9,000,000	9,098,289
L Brands 6.950%, 03/01/33	3,300,000	3,176,250
Lear 5.250%, 01/15/25	1,500,000	1,606,891
McDonald’s MTN 2.625%, 01/15/22	3,000,000	3,039,330
Mohawk Industries 3.850%, 02/01/23	5,975,000	6,164,336
Valeant Pharmaceuticals International 6.750%, 08/15/18 (B)	2,819,000	2,822,524
Volkswagen Group of America Finance 2.125%, 05/23/19 (B)	1,000,000	1,002,669

		37,867,394

Energy — 3.4%
Apache Finance Canada 7.750%, 12/15/29	4,138,000	5,475,745
Hiland Partners Holdings 5.500%, 05/15/22 (B)	10,030,000	10,443,757
Lukoil International Finance BV 4.563%, 04/24/23	3,000,000	3,086,388
Noble Holding International 6.050%, 03/01/41	11,362,000	6,896,734
Northern Oil and Gas 8.000%, 06/01/20	6,140,000	3,991,000
Petrobras Global Finance BV 8.750%, 05/23/26	1,000,000	1,175,000
Pioneer Natural Resources 3.950%, 07/15/22	10,450,000	11,007,884
Seadrill 6.125%, 09/15/17	300,000	88,500
6.125%, 09/15/17 (B)	9,750,000	2,876,250
Transocean 6.500%, 11/15/20	19,277,000	19,999,887
Weatherford International 4.500%, 04/15/22	8,835,000	8,128,200

Description	Face Amount	Value
Williams Partners 4.875%, 03/15/24	$2,700,000	$2,828,731

		75,998,076

Financials — 4.5%
Assured Guaranty US Holdings 5.000%, 07/01/24	7,272,000	7,828,533
Capital One Financial 4.200%, 10/29/25	500,000	509,618
Deutsche Bank 7.500%, 12/29/49 (A)	1,000,000	1,043,120
Enova International 9.750%, 06/01/21	17,000,000	17,850,000
Farmers Exchange Capital 7.050%, 07/15/28 (B)	6,075,000	7,745,115
First American Financial 4.300%, 02/01/23	1,000,000	1,033,055
Genworth Holdings 7.625%, 09/24/21	15,880,000	15,107,914
Navient MTN 5.500%, 01/25/23	14,000,000	14,296,380
4.350%, 12/15/20 (A)	3,525,000	3,454,500
Royal Bank of Scotland Group 7.500%, 12/29/49 (A)	4,000,000	4,225,000
Societe Generale 5.000%, 01/17/24 (B)	4,025,000	4,300,705
TMX Finance 8.500%, 09/15/18 (B)	19,080,000	17,982,900
Wachovia 6.605%, 10/01/25	5,650,000	6,846,540

		102,223,380

Health Care — 0.3%
Abbott Laboratories 3.250%, 04/15/23	5,200,000	5,326,610
CHS 8.000%, 11/15/19	1,250,000	1,251,562

		6,578,172

Industrials — 0.5%
Burlington Northern Santa Fe 7.290%, 06/01/36	5,000,000	7,051,165
Flowserve 4.000%, 11/15/23	1,000,000	1,038,178
Icahn Enterprises 4.875%, 03/15/19	1,000,000	1,013,200
IDEX 4.200%, 12/15/21	100,000	104,658
Intelsat Jackson Holdings 8.000%, 02/15/24 (B)	1,000,000	1,086,250

		10,293,451

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Information Technology — 2.1%
BMC Software 7.250%, 06/01/18	$17,347,000	$17,954,145
BMC Software Finance 8.125%, 07/15/21 (B)	250,000	258,750
DynCorp International 10.375% cash/1.500% PIK, 11/30/20 (C)	6,792,951	7,132,598
Harris 5.550%, 10/01/21	1,168,000	1,298,449
Keysight Technologies 4.550%, 10/30/24	1,000,000	1,055,138
Motorola Solutions 7.500%, 05/15/25	15,493,000	18,514,430
Western Digital 10.500%, 04/01/24	1,000,000	1,183,750

		47,397,260

Materials — 0.5%
Packaging Corp of America 4.500%, 11/01/23	8,817,000	9,508,747
Vale Overseas 4.625%, 09/15/20	1,000,000	1,045,000

		10,553,747

Real Estate — 0.2%
Avison Young Canada 9.500%, 12/15/21 (B)	4,250,000	4,287,187
CBL & Associates 4.600%, 10/15/24	1,000,000	932,032

		5,219,219

Telecommunication Services — 0.2%
Unison Ground Lease Funding 5.780%, 03/15/20 (B)	4,000,000	3,794,484

Total Corporate Obligations (Cost $296,384,274)		299,925,183

ASSET-BACKED SECURITIES — 12.5%
Automotive — 8.9%
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl D 4.960%, 05/10/21 (B)	3,750,000	3,752,199
American Credit Acceptance Receivables Trust, Ser 2014-3, Cl D 4.700%, 11/10/21 (B)	3,000,000	3,013,290
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl D 5.240%, 02/10/22 (B)	7,000,000	7,102,852
American Credit Acceptance Receivables Trust, Ser 2015-3, Cl C 4.840%, 10/12/21 (B)	5,000,000	5,131,352

Description	Face Amount	Value
American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (B)	$3,250,000	$3,368,494
American Credit Acceptance Receivables Trust, Ser 2016-3, Cl C 4.260%, 08/12/22 (B)	3,250,000	3,303,619
CarFinance Capital Auto Trust, Ser 2014-2A, Cl D 4.280%, 11/16/20 (B)	3,610,000	3,625,452
CarFinance Capital Auto Trust, Ser 2015-1A, Cl D 4.660%, 06/15/21 (B)	3,370,000	3,391,227
CarMax Auto Owner Trust, Ser 2017-3, Cl D 3.460%, 10/16/23	3,000,000	2,997,545
Carnow Auto Receivables Trust, Ser 2015-1A, Cl D 5.830%, 04/15/20 (B)	5,000,000	4,980,430
CPS Auto Receivables Trust, Ser 2013-D, Cl D 5.540%, 11/15/19 (B)	1,850,000	1,869,987
CPS Auto Receivables Trust, Ser 2014-C, Cl D 4.830%, 08/17/20 (B)	1,000,000	1,008,502
CPS Auto Receivables Trust, Ser 2014-D, Cl E 6.210%, 02/15/22 (B)	4,000,000	3,978,149
CPS Auto Receivables Trust, Ser 2015-C, Cl E 6.540%, 08/16/21 (B)	1,750,000	1,801,550
CPS Auto Receivables Trust, Ser 2016-A, Cl E 7.650%, 12/15/21 (B)	6,000,000	6,341,411
CPS Auto Receivables Trust, Ser 2016-A, Cl F 7.650%, 03/15/23 (B)	10,540,000	10,881,391
CPS Auto Receivables Trust, Ser 2016-B, Cl C 4.220%, 03/15/22 (B)	3,500,000	3,591,679
CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (B)	6,500,000	6,988,827
CPS Auto Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (B)	8,000,000	8,328,658
Drive Auto Receivables Trust, Ser 2016-BA, Cl D 4.530%, 08/15/23 (B)	2,000,000	2,047,345
DT Auto Owner Trust, Ser 2016-4A, Cl E 6.490%, 09/15/23 (B)	3,520,000	3,643,259
DT Auto Owner Trust, Ser 2017-2A, Cl A 1.720%, 05/15/20 (B)	3,059,180	3,059,064

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl C 3.520%, 02/15/19 (B)	$498,193	$499,178
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl D 6.810%, 08/17/20 (B)	4,700,000	4,809,174
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl D 4.930%, 12/15/20 (B)	1,240,000	1,267,573
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (B)	9,000,000	9,087,675
Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (B)	5,000,000	5,139,618
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl C 5.520%, 10/15/21 (B)	3,000,000	3,121,724
Exeter Automobile Receivables Trust, Ser 2017-1A, Cl B 3.000%, 12/15/21 (B)	5,430,000	5,447,879
Flagship Credit Auto Trust, Ser 2014-1, Cl D 4.830%, 06/15/20 (B)	2,080,000	2,122,762
Flagship Credit Auto Trust, Ser 2015-1, Cl D 5.260%, 07/15/21 (B)	5,190,000	5,366,437
Flagship Credit Auto Trust, Ser 2015-1, Cl E 5.990%, 07/15/22 (B)	3,000,000	3,055,743
Flagship Credit Auto Trust, Ser 2015-3, Cl D 7.120%, 11/15/22 (B)	5,000,000	5,257,812
Flagship Credit Auto Trust, Ser 2016-1, Cl D 8.590%, 05/15/23 (B)	15,380,000	16,692,223
Flagship Credit Auto Trust, Ser 2016-3, Cl D 3.890%, 11/15/22 (B)	5,000,000	5,054,409
GO Financial Auto Securitization Trust, Ser 2015-2, Cl C 7.480%, 10/15/21 (B)	5,000,000	5,165,833
GoldentTree Loan Management US, Ser 2017-1A, Cl A 2.404%, 04/20/29 (A) (B)	17,000,000	17,065,433

Description	Face Amount	Value
Honor Automobile Trust Securitization, Ser 2016-1A, Cl C 8.050%, 11/15/22 (B)	$2,500,000	$2,493,173
OSCAR US Funding Trust VI, Ser 2017-1A, Cl A1 1.180%, 04/10/18 (B)	418,240	417,876
Tidewater Sales Finance Master Trust, Ser 2017-AA, Cl A 4.550%, 04/15/21 (B)	6,000,000	6,003,241
Westlake Automobile Receivables Trust, Ser 2016-1A, Cl E 6.520%, 06/15/22 (B)	5,000,000	5,196,014
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D 3.460%, 10/17/22 (B)	3,000,000	3,022,091

		200,492,150

Credit Cards — 0.9%
Capital One Multi-Asset Execution Trust, Ser 2017-A2, Cl A2 1.569%, 01/15/25 (A)	5,000,000	5,031,785
Chase Issuance Trust, Ser 2012-A12, Cl A 1.526%, 01/18/22	4,000,000	4,015,203
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2 1.507%, 05/26/20 (A)	8,000,000	8,014,164
Citibank Credit Card Issuance Trust, Ser 2017-A5, Cl A5 1.847%, 04/22/26 (A)	2,000,000	2,014,130

		19,075,282

Other Asset-Backed Securities — 1.9%
321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	3,535,511	3,860,221
321 Henderson Receivables I, Ser 2012-1A, Cl B 7.140%, 02/15/67 (B)	904,457	993,259
321 Henderson Receivables I, Ser 2012-2A, Cl B 6.770%, 10/17/61 (B)	2,326,594	2,496,599
Nations Equipment Finance Funding III, Ser 2016-1A, Cl C 5.000%, 01/20/25 (B)	7,860,000	7,781,400
Newstar Trust, Ser 2012-2A, Cl C 5.557%, 01/20/23 (A) (B)	8,000,000	7,943,896

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
OneMain Financial Issuance Trust, Ser 2014-2A, Cl C 4.330%, 09/18/24 (B)	$2,080,000	$2,098,569
SCF Equipment Trust, Ser 2016-1A, Cl C 6.000%, 08/20/27 (B)	6,000,000	5,943,396
Springleaf Funding Trust, Ser 2015-AA, Cl C 5.040%, 11/15/24 (B)	2,000,000	2,027,891
TAL Advantage V, Ser 2014-3A, Cl B 4.150%, 11/21/39 (B)	5,390,000	5,245,490
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	3,000,000	3,275,422

		41,666,143

Student Loan — 0.8%
Brazos Student Finance, Ser 2009-1, Cl B 3.796%, 12/27/39 (A)	5,000,000	4,640,846
National Collegiate Student Loan Trust, Ser 2005-1, Cl A4 1.456%, 11/27/28 (A)	91,130	91,109
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 2.732%, 07/25/47 (A) (B)	10,000,000	9,443,098
SLM Student Loan Trust, Ser 2012-7, Cl B 3.016%, 09/25/43 (A)	5,000,000	4,847,239

		19,022,292

Total Asset-Backed Securities (Cost $274,082,605)		280,255,867

COLLATERALIZED LOAN OBLIGATIONS — 12.2%
Avery Point IV, Ser 2017-1A, Cl BR 2.914%, 04/25/26 (A) (B)	7,500,000	7,492,462
Benefit Street Partners III, Ser 2017-IIIA, Cl A1R 2.556%, 07/20/29 (A) (B)	15,000,000	14,992,425
Benefit Street Partners III, Ser 2017-IIIA, Cl CR 5.206%, 07/20/29 (A) (B)	2,000,000	1,999,962
Benefit Street Partners III, Ser 2017-IIIA, Cl DR 7.906%, 07/20/29 (A) (B)	5,000,000	4,776,520
Benefit Street Partners IV, Ser 2016-IVA, Cl A1R 2.797%, 01/20/29 (A) (B)	10,000,000	10,100,000
Benefit Street Partners IV, Ser 2016-IVA, Cl DR 8.557%, 01/20/29 (A) (B)	1,000,000	1,006,380

Description	Face Amount	Value
Benefit Street Partners VI, Ser 2015-VIA, Cl D 6.854%, 04/18/27 (A) (B)	$1,000,000	$981,858
Benefit Street Partners VIII, Ser 2015-8A, Cl C 5.207%, 01/20/28 (A) (B)	4,200,000	4,215,464
Benefit Street Partners X, Ser 2016-10A, Cl A1 2.794%, 01/15/29 (A) (B)	4,000,000	4,008,900
Burnham Park, Ser 2016-1A, Cl B 3.107%, 10/20/29 (A) (B)	4,000,000	4,007,272
Carlyle Global Market Strategies, Ser 2013-1A, Cl D 6.682%, 02/14/25 (A) (B)	4,000,000	4,000,000
Emerson Park, Ser 2017-1A, Cl DR 4.704%, 07/15/25 (A) (B)	4,500,000	4,499,915
Fortress Credit Investments IV, Ser 2015-4A, Cl C 4.204%, 07/17/23 (A) (B)	6,000,000	6,006,108
Fortress Credit Investments IV, Ser 2015-4A, Cl D 4.804%, 07/17/23 (A) (B)	6,000,000	5,995,200
Galaxy XIV, Ser 2016-14A, Cl AR 2.552%, 11/15/26 (A) (B)	6,500,000	6,509,419
Golub Capital Partners, Ser 2015-24A, Cl D 5.421%, 02/05/27 (A) (B)	5,000,000	4,988,050
Golub Capital Partners, Ser 2017-19RA, Cl A1A 2.492%, 07/26/29 (A) (B)	20,000,000	19,989,420
Golub Capital Partners, Ser 2017-34A, Cl A1 3.162%, 03/08/29 (A) (B)	7,000,000	7,075,901
KKR Trust, Ser 2012-1A, Cl C 5.746%, 12/15/24 (A) (B)	7,750,000	7,737,631
LCM XXII, Ser 2016-22A, Cl A1 2.787%, 10/20/28 (A) (B)	6,200,000	6,277,097
Madison Park Funding XII, Ser 2014-12A, Cl D 4.807%, 07/20/26 (A) (B)	5,000,000	4,990,630
MCF IV, Ser 2014-1A, Cl C 4.604%, 10/15/25 (A) (B)	4,000,000	4,008,216
NewStar Berkeley Fund, Ser 2016-1A, Cl A 3.414%, 10/25/28 (A) (B)	5,000,000	5,075,115
NXT Capital, Ser 2015-1A, Cl E 7.456%, 04/21/27 (A) (B)	15,500,000	14,767,346

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
NXT Capital, Ser 2017-1A, Cl A 3.130%, 04/20/29 (A) (B)	$9,000,000	$8,985,906
Oak Hill Credit Partners X, Ser 2017-10A, Cl AR 2.437%, 07/20/26 (A) (B)	20,000,000	19,989,900
Oak Hill Credit Partners X, Ser 2017-10A, Cl CR 3.427%, 07/20/26 (A) (B)	5,100,000	5,052,147
Oaktree, Ser 2014-2A, Cl D 6.557%, 10/20/26 (A) (B)	3,000,000	2,920,371
Octagon Investment Partners XX, Ser 2017-1A, Cl BR 2.681%, 08/12/26 (A) (B)	10,000,000	9,989,950
Octagon Investment Partners XXI, Ser 2014-1A, Cl C 4.832%, 11/14/26 (A) (B)	9,000,000	8,983,728
OHA Credit Partners VII, Ser 2016-7A, Cl DR 5.372%, 11/20/27 (A) (B)	6,500,000	6,594,549
OZLM XVI, Ser 2017-16A, Cl A1 2.424%, 05/16/30 (A) (B)	10,000,000	9,995,000
Parallel, Ser 2015-1A, Cl C1 4.057%, 07/20/27 (A) (B)	8,000,000	8,007,640
Parallel, Ser 2017-1A, Cl A1 2.623%, 07/20/29 (A) (B)	8,500,000	8,495,750
Race Point IX, Ser 2015-9A, Cl D 6.504%, 04/15/27 (A) (B)	2,000,000	1,893,726
Sudbury Mill, Ser 2013-1A, Cl E 6.054%, 01/17/26 (A) (B)	1,500,000	1,376,175
TCI-Symphony, Ser 2016-1A, Cl D 5.104%, 10/13/29 (A) (B)	6,250,000	6,282,031
Thayer Park, Ser 2017-1A, Cl B 3.438%, 04/20/29 (A) (B)	9,500,000	9,447,484
Zais, Ser 2017-1A, Cl A2 2.702%, 07/15/29 (A) (B)	10,000,000	9,999,100

Total Collateralized Loan Obligations (Cost $270,348,962)		273,514,748

MUNICIPAL BONDS — 2.6%
Albuquerque, New Mexico, RB 3.000%, 07/01/23	500,000	512,420
Allentown, Neighborhood Improvement Zone Development Authority, Ser B, RB 5.220%, 05/01/20	2,425,000	2,487,808

Description	Face Amount	Value
California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	$3,000,000	$3,429,180
Government Development Bank for Puerto Rico, Ser Senior A, RB (D) 4.375%, 02/01/19	5,400,000	1,782,000
Government Development Bank for Puerto Rico, Ser Senior B, RB (D) 4.704%, 05/01/16	11,190,000	3,748,650
Hidalgo County, Build America Bonds, GO, AGC Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	536,155
Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,432,780
Maricopa County, Unified School District No. 69, School Improvement Project, GO Callable 07/01/21 @ 100 6.000%, 07/01/26	1,000,000	1,142,040
Mission, Economic Development, Nelson Gardens Energy, RB, Callable 12/01/20 @ 100 10.875%, 12/01/28 (G)	3,315,000	33,150
9.750%, 12/01/25 (G)	3,045,000	2,027,696
8.550%, 12/01/21 (G)	2,340,000	1,926,733
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	16,540,000	18,904,889
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,359,850
San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	4,400,000	4,664,880
Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,405,000	1,496,409
Texas State, Public Finance Authority Charter School, Ser 2010-Q, RB 8.125%, 02/15/27	1,900,000	2,244,584

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Description	Face Amount/ Shares	Value
University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	$3,000,000	$3,607,860

Total Municipal Bonds (Cost $68,939,472)		57,337,084

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
FFCB Callable 04/19/18 3.060%, 04/19/27	4,500,000	4,500,009
FFCB Callable 08/08/17 2.140%, 10/18/21	1,000,000	994,315
FHLB Callable 12/06/17 2.050%, 12/06/21	1,350,000	1,350,073
FHLMC, Ser 2017-4671, Cl ME 3.000%, 02/15/43	12,726,000	12,722,527
FHLMC Callable 08/25/17 2.500%, 05/25/22 (E)	1,000,000	1,000,005
FHLMC 1.125%, 08/12/21	1,000,000	975,279
FNMA 2.250%, 10/30/24	10,000,000	9,792,550

Total U.S. Government Agency Obligations (Cost $31,423,718)		31,334,758

SOVEREIGN DEBT — 0.1%
Mexico Government International Bond MTN 3.625%, 03/15/22	1,000,000	1,045,500
Ukraine Government International Bond 7.750%, 09/01/19	1,000,000	1,038,940

Total Sovereign Debt (Cost $1,988,035)		2,084,440

CASH EQUIVALENT — 0.0%
Federated Government Obligations Fund, Cl I, 0.870%* (Cost $791,342)	791,342	791,342

REPURCHASE AGREEMENTS (H) — 2.4%
KGS-Alpha Capital Markets** 1.800%, dated 07/05/17, to be repurchased on 08/07/17, repurchase price $5,008,250 (collateralized by various asset-backed securities/GNMA/FNMA/FMAC obligations, par value $16,721 - $4,013,644, 0.000% - 7.000%, 04/25/34 - 07/20/66, with total market value $5,498,513)	5,000,000	5,000,000

Description	Face Amount	Value
KGS-Alpha Capital Markets** 1.800%, dated 07/28/17, to be repurchased on 08/28/17, repurchase price $5,007,750 (collateralized by various asset-backed securities, collateralized loan obligations/FMAC/GNMA obligations, par value $3,803 - $10,011,668, 0.000% - 6.038%, 04/04/23 - 06/20/67, with total market value of $5,477,678)	$5,000,000	$5,000,000
KGS-Alpha Capital Markets** 1.800%, dated 07/17/17, to be repurchased on 08/17/17, repurchase price $12,018,600 (collateralized by various asset-backed securities/ collateralized loan obligation/GNMA/FNMA/FMAC obligations, par value $22,005 - $50,593,699, 0.000% - 8.517%, 02/01/19 - 05/20/67 with total market value of $13,092,383)	12,000,000	12,000,000
KGS-Alpha Capital Markets** 1.200%, dated 07/31/17, to be repurchased on 08/01/17, repurchase price $22,000,733 (collateralized by various FMAC/FNMA/GNMA obligations, par value $1,000 - $27,000,000, 0.244% - 6.142%, 06/01/18 - 08/20/66, with total market value $23,470,347)	22,000,000	22,000,000
KGS-Alpha Capital Markets** 1.800%, dated 07/10/17, to be repurchased on 08/14/17, repurchase price $10,017,500 (collateralized by various asset-backed securities/GNMA/FMAC/FNMA obligations, par value $3 - $19,715,398, 0.798% -8.517%, 04/25/24 - 05/20/67, with total market value of $10,889,320)	10,000,000	10,000,000

Total Repurchase Agreements (Cost $54,000,000)		54,000,000

Total Investments — 98.8% (Cost $2,242,744,190)		$2,216,058,140

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST TOTAL RETURN BOND FUND

Percentages are based on Net Assets of $2,242,897,815.

*	Rate shown is the 7-day effective yield as of July 31, 2017.
**	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2017.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2017 was $763,394,935 and represents 34.0% of Net Assets.
(C)	Distributions are paid-in-kind.
(D)	Security in default on interest payments.
(E)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2017. The coupon on a step bond changes on a specific date.
(F)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(G)	Level 3 security in accordance with fair value hierarchy.
(H)	Tri-Party Repurchase Agreement.
AGC	— Assured Guaranty Corporation

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount

MTN — Medium Term Note

PIK — Payment-in-Kind

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST CREDIT FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 27.8%
Automotive — 17.0%
American Credit Acceptance Receivables Trust, Ser 2016-2, Cl D 8.150%, 01/12/23 (A)	$1,500,000	$1,554,690
CarFinance Capital Auto Trust, Ser 2015-1A, Cl E 5.490%, 01/18/22 (A)	2,250,000	2,279,399
CPS Auto Receivables Trust, Ser 2013-B, Cl E 6.410%, 09/15/20 (A)	14,873	14,927
CPS Auto Receivables Trust, Ser 2014-C, Cl E 5.910%, 11/15/21 (A)	1,500,000	1,489,752
CPS Auto Receivables Trust, Ser 2015-A, Cl E 6.190%, 05/16/22 (A)	1,100,000	1,086,367
CPS Auto Receivables Trust, Ser 2015-C, Cl F 7.510%, 11/15/22 (A)	1,500,000	1,542,082
CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (A)	1,500,000	1,612,806
CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (A)	1,155,000	1,202,450
DT Auto Owner Trust, Ser 2016-2A, Cl D 5.430%, 11/15/22 (A)	1,500,000	1,566,732

Description	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl D 6.810%, 08/17/20 (A)	$1,500,000	$1,534,842
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (A)	930,000	939,060
Exeter Automobile Receivables Trust, Ser 2015-2A, Cl D 5.790%, 05/16/22 (A)	1,500,000	1,521,815
Exeter Automobile Receivables Trust, Ser 2015-3A, Cl D 6.550%, 10/17/22 (A)	1,500,000	1,541,885
First Investors Auto Owner Trust, Ser 2016-2A, Cl E 5.750%, 09/15/23 (A)	1,250,000	1,267,326
Flagship Credit Auto Trust, Ser 2014-1, Cl E 5.710%, 08/16/21 (A)	1,750,000	1,792,533
Flagship Credit Auto Trust, Ser 2016-2, Cl D 8.560%, 11/15/23 (A)	900,000	972,327
Honor Automobile Trust Securitization, Ser 2016-1A, Cl C 8.050%, 11/15/22 (A)	1,000,000	997,269
Kabbage Asset Securitization, Ser 2017-1, Cl B 5.794%, 03/15/22 (A)	1,250,000	1,270,896
Northwoods Capital XV, Ser 2017-15A, Cl C 3.905%, 06/20/29 (A) (B)	1,000,000	999,924
Skopos Auto Receivables Trust, Ser 2015-1A, Cl B 5.430%, 12/15/23 (A)	1,000,000	1,008,121
SNAAC Auto Receivables Trust, Ser 2014-1A, Cl E 4.580%, 04/15/21 (A)	1,500,000	1,498,629
United Auto Credit Securitization Trust, Ser 2016-2, Cl E 5.500%, 01/10/23 (A)	2,265,000	2,305,325

		29,999,157

Credit Cards — 5.9%
Chase Issuance Trust, Ser 2012-A10, Cl A10 1.486%, 12/16/19 (B)	2,000,000	2,001,532
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2 1.507%, 05/26/20 (B)	8,418,000	8,432,904

		10,434,436

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST CREDIT FUND

Description	Face Amount	Value
Other Asset-Backed Securities — 4.9%
Nations Equipment Finance Funding II, Ser 2014-1A, Cl C 5.227%, 09/20/19 (A)	$2,847,045	$2,823,019
Nations Equipment Finance Funding III, Ser 2016-1A, Cl C 5.000%, 01/20/25 (A)	1,500,000	1,485,000
Newstar Trust, Ser 2012-2A, Cl C 5.557%, 01/20/23 (A) (B)	200,000	198,597
SCF Equipment Trust, Ser 2016-1A, Cl C 6.000%, 08/20/27 (A)	1,000,000	990,566
Springleaf Funding Trust, Ser 2015-AA, Cl D 6.310%, 11/15/24 (A)	2,620,000	2,668,215
Westgate Resorts, Ser 2014-1A, Cl C 5.500%, 12/20/26 (A)	487,560	496,286

		8,661,683

Total Asset-Backed Securities (Cost $48,187,470)		49,095,276

COLLATERALIZED LOAN OBLIGATIONS — 27.4%
AMMC XII, Ser 2013-12A, Cl E 6.185%, 05/10/25 (A) (B)	4,000,000	4,031,468
BCC Funding XIII, Ser 2016-1, Cl E 6.000%, 11/20/22 (A)	1,500,000	1,396,346
Benefit Street Partners III, Ser 2017-IIIA, Cl DR 7.906%, 01/20/31 (A) (B)	2,500,000	2,388,260
Benefit Street Partners IV, Ser 2016-IVA, Cl DR 8.557%, 01/20/29 (A) (B)	2,000,000	2,012,760
Benefit Street Partners VI, Ser 2015-VIA, Cl D 6.854%, 04/18/27 (A) (B)	2,000,000	1,963,716
Carlyle Global Market Strategies, Ser 2013-1A, Cl D 6.682%, 02/14/25 (A) (B)	1,500,000	1,500,000
Galaxy XIV, Ser 2016-14A, Cl ER 9.082%, 11/15/26 (A) (B)	2,500,000	2,559,937
Galaxy XX, Ser 2015-20A, Cl E 6.807%, 07/20/27 (A) (B)	1,000,000	992,500
Golub Capital Partners, Ser 2017-19RA, Cl B 3.742%, 07/26/29 (A) (B)	2,000,000	1,989,412
Jay Park, Ser 2016-1A, Cl D 8.307%, 10/20/27 (A) (B)	1,000,000	1,006,068

Description	Face Amount	Value
JFIN, Ser 2013-1A, Cl D 6.057%, 01/20/25 (A) (B)	$1,000,000	$890,001
KKR Trust, Ser 2012-1A, Cl C 5.746%, 12/15/24 (A) (B)	250,000	249,601
LCM XXII, Ser 2016-22A, Cl D 7.957%, 10/20/28 (A) (B)	1,800,000	1,811,585
Madison Park Funding XII, Ser 2014-12A, Cl D 4.807%, 07/20/26 (A) (B)	3,000,000	2,994,378
NXT Capital, Ser 2017-1A, Cl C 4.530%, 04/20/29 (A) (B)	1,000,000	995,767
Octagon Investment Partners XXI, Ser 2014-1A, Cl D 7.782%, 11/14/26 (A) (B)	1,500,000	1,499,420
OZLM Funding, Ser 2013-4A, Cl D 5.963%, 07/22/25 (A) (B)	1,000,000	992,528
OZLM XVI, Ser 2017-16A, Cl B 3.714%, 05/16/30 (A) (B)	1,000,000	998,000
Parallel, Ser 2017-1A, Cl C 3.763%, 07/20/29 (A) (B)	1,000,000	999,953
Pinnacle Park, Ser 2014-1A, Cl E 6.254%, 04/15/26 (A) (B)	2,000,000	1,939,554
Race Point IX, Ser 2015-9A, Cl D 6.504%, 04/15/27 (A) (B)	4,000,000	3,787,452
Sudbury Mill, Ser 2013-1A, Cl E 6.054%, 01/17/26 (A) (B)	4,700,000	4,312,015
TCI-Symphony, Ser 2016-1A, Cl E 8.004%, 10/13/29 (A) (B)	3,000,000	3,020,700
Thayer Park, Ser 2017-1A, Cl D 7.188%, 04/20/29 (A) (B)	1,000,000	984,928
Voya, Ser 2013-3A, Cl D 5.804%, 01/18/26 (A) (B)	2,000,000	1,980,748
Zais, Ser 2017-1A, Cl C 4.002%, 07/15/29 (A) (B)	1,000,000	999,879

Total Collateralized Loan Obligations (Cost $45,362,203)		48,296,976

CORPORATE OBLIGATIONS — 24.3%
Consumer Discretionary — 5.0%
Fresenius Medical Care US Finance II 4.750%, 10/15/24 (A)	400,000	430,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST CREDIT FUND

Description	Face Amount	Value
GameStop 5.500%, 10/01/19 (A)	$460,000	$470,350
INVISTA Finance 4.250%, 10/15/19 (A)	3,260,000	3,325,200
L Brands 6.950%, 03/01/33	1,367,000	1,315,737
Neiman Marcus Group 8.000%, 10/15/21 (A)	450,000	248,625
Rialto Holdings 7.000%, 12/01/18 (A)	1,425,000	1,442,813
Under Armour 3.250%, 06/15/26	1,000,000	931,449
Valeant Pharmaceuticals International 6.750%, 08/15/18 (A)	510,000	510,638
5.375%, 03/15/20 (A)	250,000	241,250

		8,916,562

Energy — 3.7%
Atwood Oceanics 6.500%, 02/01/20	1,500,000	1,481,250
Halliburton 7.450%, 09/15/39	572,000	792,500
Kinder Morgan Energy Partners 7.400%, 03/15/31	1,000,000	1,234,719
ONEOK 7.500%, 09/01/23	1,704,000	2,066,100
Regency Energy Partners 5.500%, 04/15/23	1,000,000	1,030,000

		6,604,569

Financials — 4.8%
Credit Acceptance 6.125%, 02/15/21	1,100,000	1,127,500
Credit Agricole 8.125%, 09/19/33 (A) (B)	1,000,000	1,063,198
Credit Suisse Group Funding Guernsey 3.750%, 03/26/25	1,000,000	1,014,459
Genworth Holdings 7.625%, 09/24/21	1,500,000	1,427,070
Guanay Finance 6.000%, 12/15/20 (A)	365,744	374,887
HSBC Holdings 6.500%, 09/15/37	1,500,000	1,949,586
Jefferies Finance 7.375%, 04/01/20 (A)	1,000,000	1,027,500
Lloyds Banking Group 4.500%, 11/04/24	500,000	522,603

		8,506,803

Health Care — 0.5%
Express Scripts Holding 3.400%, 03/01/27	1,000,000	983,055

Description	Face Amount	Value
Industrials — 2.1%
Great Lakes Dredge & Dock 8.000%, 05/15/22 (A)	$500,000	$511,250
Masco 7.750%, 08/01/29	233,000	311,647
Meritor 6.750%, 06/15/21	600,000	619,980
Zachry Holdings 7.500%, 02/01/20 (A)	2,150,000	2,227,937

		3,670,814

Information Technology — 5.0%
BMC Software 7.250%, 06/01/18	1,970,000	2,038,950
DynCorp International 10.375% cash/1.500% PIK, 11/30/20 (C)	1,390,627	1,460,158
Keysight Technologies 4.600%, 04/06/27	1,000,000	1,059,816
Micron Technology 5.500%, 02/01/25	657,000	697,038
Motorola Solutions 7.500%, 05/15/25	2,080,000	2,485,639
VeriSign 4.750%, 07/15/27 (A)	1,000,000	1,015,000

		8,756,601

Materials — 0.8%
Chemours 6.625%, 05/15/23	250,000	268,465
Vale Overseas 6.250%, 08/10/26	1,000,000	1,111,500

		1,379,965

Real Estate — 1.3%
Avison Young Canada 9.500%, 12/15/21 (A)	1,250,000	1,260,937
iStar 4.875%, 07/01/18	1,000,000	1,005,000

		2,265,937

Telecommunication Services — 1.1%
Frontier Communications 9.250%, 07/01/21	2,000,000	1,900,000

Total Corporate Obligations (Cost $41,757,680)		42,984,306

MORTGAGE-BACKED SECURITIES — 6.1%
Commercial Mortgage-Backed Obligations — 6.1%
A10 Securitization, Ser 2013-1, Cl D 6.410%, 11/15/25	1,500,000	1,485,837
A10 Securitization, Ser 2013-2, Cl D 6.230%, 11/15/27 (A)	490,000	490,460

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST CREDIT FUND

Description	Face Amount/ Shares	Value
BAMLL Commercial Mortgage Securities Trust, Ser 2015-ASHF, Cl F 6.226%, 01/15/28 (A) (B)	$1,900,000	$1,905,805
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 6.310%, 02/15/41 (A) (B)	699,000	84,019
FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (A) (B)	1,000,000	975,232
FREMF Mortgage Trust, Ser K722, Cl B 3.835%, 07/25/49 (A) (B)	1,500,000	1,533,567
JPMorgan Chase Commercial Mortgage Securities, Ser 2001-CIB2, Cl E 6.329%, 04/15/35 (A) (B)	2,865,969	1,011,285
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (B)	475,305	474,890
Motel 6 Trust, Ser 2015-MTL6, Cl F 5.000%, 02/05/30 (A)	2,750,000	2,742,698

Total Mortgage-Backed Securities (Cost $12,694,407)		10,703,793

COMMON STOCK — 0.1%
Industrials — 0.1%
Erickson*** (Cost $1,829,567)	3,761	157,962

MUNICIPAL BOND — 0.1%
California School Finance Authority, RB 7.000%, 08/01/17 (Cost $165,000)	165,000	165,000

CASH EQUIVALENT — 0.4%
Federated Government Obligations Fund, Cl I, 0.870%* (Cost $749,107)	749,107	749,107

REPURCHASE AGREEMENT (D) — 13.0%
KGS-Alpha Capital Markets** 1.250%, dated 07/31/17, to be repurchased on 08/01/17, repurchase price $23,000,799 (collateralized by various GNMA/FMAC/FNMA obligations, par value $1 - $181,603,197, 0.000% - 8.517%, 01/25/18 - 04/20/67, with total market value of $24,864,143) (Cost $23,000,000)	23,000,000	23,000,000

Total Investments — 99.2% (Cost $173,745,434)		$175,152,420

Percentages are based on Net Assets of $176,526,584.

*	Rate shown is the 7-day effective yield as of July 31, 2017.
**	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
***	Non-income producing
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2017 was $109,850,967 and represents 62.2% of Net Assets.
(B)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2017.
(C)	Distributions are paid-in-kind.
(D)	Tri-Party Repurchase Agreement.

Cl — Class

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

PIK — Payment-in-Kind

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 38.1%
Automotive — 18.6%
American Credit Acceptance Receivables Trust, Ser 2015-3, Cl B 3.560%, 10/12/21 (A)	$1,917,815	$1,929,651
American Credit Acceptance Receivables Trust, Ser 2016-4, Cl C 2.910%, 02/13/23 (A)	6,625,000	6,656,213
American Credit Acceptance Receivables Trust, Ser 2017-2, Cl C 2.860%, 06/12/23 (A)	1,000,000	999,305
California Republic Auto Receivables Trust, Ser 2016-1, Cl C 4.560%, 12/15/22	1,000,000	1,029,044
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl D 3.690%, 02/20/19	1,436,726	1,440,047
CarMax Auto Owner Trust, Ser 2015-3, Cl C 2.680%, 06/15/21	1,000,000	1,011,248
CPS Auto Receivables Trust, Ser 2015-A, Cl A 1.530%, 07/15/19 (A)	142,356	142,299
CPS Auto Receivables Trust, Ser 2015-C, Cl D 4.630%, 08/16/21 (A)	4,000,000	4,092,295

Description	Face Amount	Value
Drive Auto Receivables Trust, Ser 2015-DA, Cl D 4.590%, 01/17/23 (A)	$1,500,000	$1,549,113
DT Auto Owner Trust, Ser 2016-1A, Cl D 4.660%, 12/15/22 (A)	2,000,000	2,051,663
Evergreen Credit Card Trust, Ser 2016-3, Cl A 1.726%, 11/16/20 (A) (B)	2,250,000	2,258,764
Flagship Credit Auto Trust, Ser 2016-4, Cl C 2.710%, 11/15/22 (A)	99,000	98,492
GM Financial Consumer Automobile, Ser 2017-1A, Cl A3 1.780%, 10/18/21 (A)	1,500,000	1,501,662
Hertz Fleet Lease Funding, Ser 2014-1, Cl D 2.724%, 04/10/28 (A) (B)	2,750,000	2,745,962
Hertz Fleet Lease Funding, Ser 2014-1, Cl E 3.174%, 04/10/28 (A) (B)	5,000,000	4,995,450
Hertz Fleet Lease Funding, Ser 2015-1, Cl D 3.122%, 07/10/29 (A) (B)	4,000,000	4,011,614
Hertz Fleet Lease Funding, Ser 2015-1, Cl E 3.524%, 07/10/29 (A) (B)	2,500,000	2,488,913
Hertz Fleet Lease Funding, Ser 2016-1, Cl C 3.724%, 04/10/30 (A) (B)	2,000,000	2,042,582
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A4 1.540%, 10/17/22	1,000,000	993,709
OSCAR US Funding Trust VI, Ser 2017-1A, Cl A3 2.820%, 06/10/21 (A)	700,000	703,958
OSCAR US Funding Trust, Ser 2014-1A, Cl A4 2.550%, 12/15/21 (A)	2,000,000	1,986,684
Toyota Auto Receivables Owner Trust, Ser 2017-B, Cl A4 2.050%, 09/15/22	1,000,000	1,004,247
United Auto Credit Securitization Trust, Ser 2016-1, Cl D 4.680%, 07/15/20 (A)	3,000,000	3,029,523
Westlake Automobile Receivables Trust, Ser 2017-1A, Cl D 3.460%, 10/17/22 (A)	2,000,000	2,014,728

		50,777,166

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
Credit Cards — 8.1%
American Express Credit Account Master Trust, Ser 2013-1, Cl B 1.926%, 02/16/21 (B)	$2,500,000	$2,510,184
Capital One Multi-Asset Execution Trust, Ser 2016-A7, Cl A7 1.736%, 09/16/24 (B)	2,500,000	2,520,023
Citibank Credit Card Issuance Trust, Ser 2017-A5, Cl A5 1.847%, 04/22/26 (B)	5,000,000	5,035,325
Golden Credit Card Trust, Ser 2014-2A, Cl A 1.679%, 03/15/21 (A) (B)	3,000,000	3,007,765
Golden Credit Card Trust, Ser 2015-1A, Cl A 1.666%, 02/15/20 (A) (B)	5,000,000	5,007,263
Trillium Credit Card Trust II, Ser 2016-1A, Cl A 1.953%, 05/26/21 (A) (B)	4,000,000	4,018,469

		22,099,029

Other Asset-Backed Securities — 6.8%
Colony American Homes, Ser 2015-1A, Cl C 3.176%, 07/17/32 (A) (B)	3,000,000	3,011,229
Mosaic Solar Loans, Ser 2017-1A, Cl A 4.450%, 06/20/42 (A)	827,165	840,683
NCF Dealer Floorplan Master Trust, Ser 2014-1A, Cl C 3.962%, 10/20/20 (A) (B)	3,550,000	3,539,856
Newstar Trust, Ser 2012-2A, Cl A 3.207%, 01/20/23 (A) (B)	1,399,655	1,402,163
OZLM Funding, Ser 2013-4A, Cl A2 3.063%, 07/22/25 (A) (B)	5,000,000	4,964,115
SCF Equipment Leasing, Ser 2017-1A, Cl A 3.770%, 01/20/23 (A)	1,279,501	1,292,097
TAL Advantage V, Ser 2013-1A, Cl B 3.960%, 02/22/38 (A)	2,233,333	2,175,559
Westgate Resorts, Ser 2017-1A, Cl B 4.050%, 12/20/30 (A)	1,386,233	1,395,318

		18,621,020

Student Loan — 4.6%
Access Group, Ser 2002-A, Cl A2 2.630%, 09/25/37 (B)	1,350,000	1,332,730

Description	Face Amount	Value
Nelnet Student Loan Trust, Ser 2012-6A, Cl B 2.732%, 08/26/52 (A) (B)	$3,000,000	$2,732,267
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 2.732%, 07/25/47 (A) (B)	4,000,000	3,777,239
Nelnet Student Loan Trust, Ser 2015-3A, Cl B 2.732%, 06/25/54 (A) (B)	3,000,000	2,714,074
SLM Student Loan Trust, Ser 2013-2, Cl B 2.732%, 06/25/43 (B)	2,000,000	1,885,565

		12,441,875

Total Asset-Backed Securities (Cost $102,888,579)		103,939,090

U.S. TREASURY OBLIGATIONS — 37.7%
U.S. Treasury Notes 1.625%, 07/31/20	10,000,000	10,031,640
1.500%, 11/30/19 to 05/31/20	28,000,000	28,055,165
1.375%, 02/15/20	20,000,000	19,969,540
1.250%, 05/31/19	20,385,000	20,351,548
1.125%, 06/30/21 to 07/31/21	25,000,000	24,455,265

Total U.S. Treasury Obligations (Cost $103,244,927)		102,863,158

MORTGAGE-BACKED SECURITIES — 8.6%
Agency Mortgage-Backed Obligations — 4.2%
FHLMC 2.984%, 02/01/37 (B)	1,147,550	1,194,656
FHLMC REMIC, Ser 2010-3747, Cl UF 1.706%, 10/15/40 (B)	3,283,017	3,283,420
FNMA REMIC, Ser 2011-84, Cl F 1.582%, 01/25/40 (B)	2,484,955	2,496,321
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	770,878	776,683
GNMA, Ser 2010-80, Cl F 1.628%, 04/20/40 (B)	450,222	452,562
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	1,522,485	1,534,381
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	720,178	737,842
GNMA REMIC, Ser 2011-125, Cl BG 2.250%, 12/20/30	949,828	959,611

		11,435,476

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
Commercial Mortgage-Backed Obligations — 4.4%
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 1.476%, 04/15/37 (B)	$1,327,635	$1,171,781
Credit Suisse Mortgage Trust, Ser 2015-DEAL, Cl C 3.376%, 04/15/29 (A) (B)	3,000,000	3,008,447
FREMF Mortgage Trust, Ser 2013-KF02, Cl B 3.995%, 12/25/45 (A) (B)	421,837	428,674
Hilton USA Trust, Ser 2014-ORL, Cl D 3.376%, 07/15/29 (A) (B)	4,000,000	3,950,253
Impact Funding, Ser 2001-A, Cl A 4.781%, 07/25/33 (A) (B)	4,119	4,205
Latitude Management Real Estate, Ser 2015-CRE1, Cl B 4.716%, 02/22/32 (A) (B)	1,000,000	1,018,323
RAIT Trust, Ser 1016-FL6, Cl A 2.577%, 11/13/31 (A) (B)	299,432	300,181
Velocity Commercial Capital Loan Trust, Ser 2014-1, Cl A 3.232%, 09/25/44 (A) (B)	544,139	538,930
WFCG Commercial Mortgage Trust, Ser 2015-BXRP, Cl D 3.797%, 11/15/29 (A) (B)	1,606,854	1,610,885

		12,031,679

Total Mortgage-Backed Securities (Cost $23,584,041)		23,467,155

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.6%
FFCB 2.160%, 08/02/21	500,000	497,627
2.140%, 10/18/21	3,000,000	2,982,945
FHLB 2.050%, 12/06/21	2,000,000	2,000,108
FHLMC 2.500%, 05/25/22 (C)	6,680,000	6,680,033
2.125%, 01/26/22	500,000	500,308
Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,370,370

Total U.S. Government Agency Obligations (Cost $17,996,672)		18,031,391

CORPORATE OBLIGATIONS — 6.0%
Consumer Discretionary — 0.1%
Volkswagen Group of America Finance 1.600%, 11/20/17 (A)	200,000	199,936

Description	Face Amount/ Shares	Value
Energy — 1.2%
BP AMI Leasing 5.523%, 05/08/19 (A)	$3,000,000	$3,180,828

Financials — 2.7%
Bank of America MTN 4.200%, 01/14/21 (B)	1,000,000	1,027,500
Credit Suisse NY 1.997%, 04/27/18 (B)	2,000,000	2,007,706
JPMorgan Chase MTN 2.875%, 08/17/22 (B)	1,250,000	1,229,875
Morgan Stanley MTN 4.200%, 12/15/19 (B)	1,000,000	1,025,000
Royal Bank of Canada MTN 2.750%, 02/01/22	2,000,000	2,039,212

		7,329,293

Information Technology — 0.7%
Microsoft 1.850%, 02/06/20	2,000,000	2,008,680

Real Estate — 0.4%
American Tower 3.400%, 02/15/19	1,000,000	1,022,222

Telecommunication Services — 0.9%
AT&T 3.800%, 03/15/22	2,500,000	2,613,795

Total Corporate Obligations (Cost $15,949,926)		16,354,754

MUNICIPAL BONDS — 1.0%
Dallas County Schools, Taxable Public Property Finance, GO 3.450%, 06/01/22	1,570,000	1,389,450
3.200%, 06/01/21	1,580,000	1,398,300

Total Municipal Bonds (Cost $3,074,733)		2,787,750

CASH EQUIVALENT — 0.1%
Federated Government Obligations Fund, Cl I, 0.870%* (Cost $114,680)	114,680	114,680

REPURCHASE AGREEMENTS (D) — 0.9%
KGS-Alpha Capital Markets** 1.200%, dated 07/31/17, to be repurchased on 08/01/17, repurchase price $500,017 (collateralized by various FNMA obligations, par value $1 - $12,748,264, 1.712% - 5.468%, 04/25/29 - 03/25/36, with total market value of $545,000)	500,000	500,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
KGS-Alpha Capital Markets** 1.800%, dated 07/27/17, to be repurchased on 08/28/17, repurchase price $2,003,200 (collateralized by various FMAC/GNMA obligations, par value $100,000 - $24,461,691, 0.000% - 5.500%, 07/20/34 - 07/20/67, with total market value of $2,163,738)	$2,000,000	$2,000,000

Total Repurchase Agreements (Cost $2,500,000)		2,500,000

Total Investments — 99.0% (Cost $269,353,558)		$270,057,978

Percentages are based on Net Assets of $272,892,149.

*	Rate shown is the 7-day effective yield as of July 31, 2017.
**	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2017 was $99,117,449 and represents 36.3% of Net Assets.
(B)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2017.
(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2017. The coupon on a step bond changes on a specific date.
(D)	Tri-Party Repurchase Agreement.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 99.2%
Alabama — 1.6%
Alabama State, Ser B, GO 3.000%, 11/01/21	$4,000,000	$4,294,520

Arizona — 0.9%
Maricopa County, Gilbert Unified School District No. 41, GO 4.000%, 07/01/19	1,150,000	1,211,721
Pima County, Street and Highway Revenue Authority, RB 3.000%, 07/01/19	1,190,000	1,235,529

		2,447,250

California — 2.5%
California State, GO 5.000%, 09/01/23	2,500,000	3,024,125
California State, Municipal Finance Authority, Ser A, RB 5.000%, 03/01/25	1,875,000	1,927,312
California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	595,000	634,615
Golden State, Tobacco Securitization, Ser A, RB 4.000%, 06/01/21	1,000,000	1,103,590

		6,689,642

Description	Face Amount	Value
Colorado — 1.9%
Boulder Valley, Boulder School District No. Re-2, Ser B, GO 4.000%, 12/01/18	$2,000,000	$2,082,000
El Paso County, Falcon School District No. 49, Ser A, RB 5.000%, 12/15/23	365,000	434,668
5.000%, 12/15/24	525,000	632,294
5.000%, 12/15/25	460,000	556,660
El Paso County, Falcon School District No. 49, Ser B, RB 5.000%, 12/15/23	250,000	297,717
5.000%, 12/15/24	300,000	361,311
5.000%, 12/15/26	500,000	605,490

		4,970,140

Connecticut — 1.3%
Connecticut State, Ser B, GO Callable 06/15/25 @ 100 5.000%, 06/15/29	3,000,000	3,400,470

District of Columbia — 0.5%
District of Columbia, RB 4.000%, 10/01/20	305,000	304,088
4.000%, 10/01/22	895,000	883,043

		1,187,131

Florida — 1.6%
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,182,020
Florida State, Housing Finance, Homeowner Mortgage Special Program, Ser A, RB, GNMA/FNMA/FHLMC Callable 01/01/20 @ 100 5.000%, 07/01/28	390,000	400,947
Orlando, Capital Improvement Project, Ser A, RB 3.000%, 04/01/18	1,750,000	1,774,308

		4,357,275

Idaho — 0.2%
Idaho, Housing & Finance Association, RB 4.000%, 07/01/26	500,000	519,970

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Illinois — 3.7%
Chicago, O’Hare International Airport, Ser B, RB (A) Pre-Refunded @ 100 5.500%, 01/01/21	$1,030,000	$1,180,802
Illinois State, GO 5.000%, 07/01/19	500,000	524,200
Illinois State, GO, AGM Callable 10/01/17 @ 100 5.000%, 04/01/19	1,000,000	1,004,730
Illinois State, Ser A, GO 3.000%, 01/01/18	2,050,000	2,060,045
Lee & Ogle Counties, Dixon School District No. 170, GO, BAM 5.000%, 01/30/21	455,000	504,695
4.000%, 01/30/25	760,000	848,472
Railsplitter Tobacco Settlement Authority, RB 5.250%, 06/01/20	2,410,000	2,668,810
Southern Illinois University, Ser A, RB, NATL 5.250%, 04/01/21	1,000,000	1,112,640

		9,904,394

Iowa — 0.7%
Hardin County, GO 2.500%, 06/01/18	785,000	794,883
2.500%, 06/01/19	925,000	946,451

		1,741,334

Kansas — 1.8%
Geary County, GO 5.000%, 09/01/24	1,240,000	1,490,244
5.000%, 09/01/25	1,300,000	1,575,314
4.000%, 09/01/22	570,000	635,738
4.000%, 09/01/23	990,000	1,117,591

		4,818,887

Louisiana — 2.3%
Louisiana State, Ser A, GO Callable 04/01/27 @ 100 5.000%, 04/01/29	2,660,000	3,193,091
Louisiana State, Ser D, GO Callable 09/01/26 @ 100 5.000%, 09/01/29	2,500,000	2,967,750

		6,160,841

Maryland — 0.4%
Anne Arundel County, Water & Sewer Authority, Consolidated Water & Sewer Project, GO (A) Pre-Refunded @ 100 4.700%, 04/01/18	1,000,000	1,025,500

Description	Face Amount	Value
Massachusetts — 0.4%
Fall River, GO 2.000%, 12/01/24	$1,015,000	$1,023,455

Michigan — 0.9%
Taylor, Brownfield Redevelopment Authority, RB, NATL Callable 05/01/24 @ 100 4.000%, 05/01/28	1,175,000	1,221,718
Taylor, Tax Increment Finance Authority, Ser A, TA, AGM 3.000%, 05/01/19	1,025,000	1,044,424

		2,266,142

Minnesota — 0.3%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	895,589	889,750

Missouri — 0.7%
Saint Louis, Municipal Finance, RB, AGM 5.000%, 07/15/22	1,575,000	1,808,903

New Hampshire — 0.9%
Grafton County, GO 5.000%, 07/01/30	625,000	772,018
3.000%, 07/01/21	370,000	393,066
3.000%, 07/01/22	1,140,000	1,221,054

		2,386,138

New Mexico — 1.1%
New Mexico State, Severance Tax Permanent Fund, Ser A-1, RB Callable 09/01/17 @ 100 2.750%, 07/01/20	635,000	635,756
New Mexico State, Severance Tax Permanent Fund, Ser B, RB 4.000%, 07/01/23	2,000,000	2,274,800

		2,910,556

New York — 2.1%
New York City, Ser D, GO Callable 02/01/23 @ 100 5.000%, 08/01/27	2,400,000	2,808,000
New York State, Thruway Authority, Ser H, RB, NATL 4.000%, 01/01/18	1,000,000	1,013,240
Niagara County, Tobacco Asset Securitization, RB 5.000%, 05/15/20	350,000	381,003
5.000%, 05/15/21	300,000	334,248

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Oyster Bay, Ser B, GO 3.500%, 02/02/18	$1,000,000	$1,009,230

		5,545,721

Ohio — 0.9%
Ohio State, Higher Educational Facility Commission, RB 5.000%, 12/01/23	445,000	531,944
5.000%, 12/01/24	690,000	832,209
Ohio State, Ser A, GO 3.000%, 02/01/19	1,000,000	1,030,530

		2,394,683

Oklahoma — 1.6%
Oklahoma State, Housing Finance Agency, RB, GNMA Callable 03/01/23 @ 100 3.750%, 03/01/44	729,066	737,181
University of Oklahoma, Ser C, RB Callable 07/01/25 @ 100 5.000%, 07/01/35	3,000,000	3,442,710

		4,179,891

Pennsylvania — 0.2%
Philadelphia, Ser A, GO 5.000%, 07/15/20	500,000	551,570

Puerto Rico — 0.8%
Commonwealth of Puerto Rico, Electric Power Authority, Ser UU, RB (B) (C) 1.550%, 07/01/25	2,000,000	1,180,000
Commonwealth of Puerto Rico, Ser A, GO (C) 5.500%, 07/01/18	1,825,000	1,035,688

		2,215,688

Rhode Island — 1.3%
Providence, Ser A, GO 5.000%, 07/15/18	1,500,000	1,549,260
Rhode Island State, Ser A, GO Callable 05/01/27 @ 100 3.000%, 05/01/33	2,000,000	1,954,160

		3,503,420

South Carolina — 1.7%
Hilton Head Island, Ser C, GO Callable 03/01/26 @ 100 2.250%, 03/01/33	530,000	465,833
2.125%, 03/01/32	520,000	462,119

Description	Face Amount	Value
2.000%, 03/01/28	$220,000	$209,596
2.000%, 03/01/29	485,000	452,743
2.000%, 03/01/30	495,000	452,009
2.000%, 03/01/31	5,000	4,464
South Carolina State, Ser F, GO Callable 06/01/26 @ 100 2.000%, 06/01/27	2,380,000	2,346,942

		4,393,706

Tennessee — 1.7%
Memphis, Ser A, GO 2.000%, 04/01/19	2,000,000	2,032,460
Memphis-Shelby County, Sports Authority, Ser A, RB Callable 11/01/19 @ 100 5.000%, 11/01/22	1,800,000	1,946,880
Tennessee State, Housing Development Agency, RB Callable 01/01/22 @ 100 2.750%, 07/01/24	255,000	262,829
Tennessee State, Housing Development Agency, Ser 2B, RB 2.350%, 01/01/21	275,000	282,755

		4,524,924

Texas — 57.7%
Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	2,000,000	2,081,320
Andrews County, Hospital District, GO 2.750%, 03/15/20	1,250,000	1,284,800
Andrews County, Hospital District, GO, AGM 2.500%, 03/15/19	1,215,000	1,235,995
Austin, Water & Wastewater System Revenue, Ser A, RB, AMBAC 5.000%, 11/15/19	700,000	762,734
Bastrop, Independent School District, School Building Project, GO, AGC (A) Pre-Refunded @ 100 5.000%, 02/15/19	1,000,000	1,061,880
Bayport Area, Gulf Coast Waste Disposal Authority, RB, AGM 5.000%, 10/01/21	250,000	284,070
5.000%, 10/01/22	200,000	231,462
Bexar County, GO 5.000%, 06/15/24	4,000,000	4,850,280
Bexar County, GO Callable 06/15/26 @ 100 3.000%, 06/15/41	5,940,000	5,518,141

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	$685,000	$740,019
Central Texas, Turnpike System, Ser C, RB 5.000%, 08/15/24	750,000	880,650
Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21	500,000	531,445
Clifton, Higher Education Finance, RB, PSF-GTD 5.000%, 08/15/24	1,185,000	1,432,369
Clifton, Higher Education Finance, RB, PSF-GTD Callable 08/15/24 @ 100 5.000%, 08/15/25	700,000	837,767
Clifton, Higher Education Finance, Ser A, RB 3.375%, 12/01/24	1,920,000	1,950,547
Clifton, Higher Education Finance, Ser B, RB 5.000%, 08/15/25	460,000	532,031
4.000%, 08/15/22	525,000	569,572
4.000%, 08/15/23	500,000	544,135
College Station, GO Callable 02/15/18 @ 100 4.000%, 02/15/19	1,000,000	1,016,040
College Station, GO (A) Pre-Refunded @ 100 4.500%, 02/15/19	1,730,000	1,823,870
Corpus Christi, GO 4.000%, 03/01/19	1,010,000	1,057,803
Dallas Area, Rapid Transit, Ser A, RB 5.000%, 12/01/22	1,000,000	1,186,670
Dallas County, Community College District, GO 5.000%, 02/15/19	2,000,000	2,122,820
Dallas County, Schools Public Property Finance, GO 4.000%, 06/01/19	1,500,000	1,365,000
3.000%, 06/01/19	940,000	855,400
Dallas County, Schools Public Property Finance, Ser B, RB 2.750%, 11/30/17	800,000	800,000
Dallas County, Schools Public Property Finance, Ser B, RB Callable 08/22/17 @ 100 3.000%, 06/01/18	825,000	769,312
Dallas, GO (A) Pre-Refunded @ 100 5.000%, 02/15/18	1,000,000	1,022,000

Description	Face Amount	Value
Dallas/Fort Worth, International Airport, Ser B, RB 5.000%, 11/01/19	$1,395,000	$1,514,356
Dallas/Fort Worth, International Airport, Ser F, RB Callable 11/01/23 @ 100 5.250%, 11/01/30	2,000,000	2,369,480
Denton, GO 4.000%, 07/15/25	1,380,000	1,597,999
Denton, GO Callable 02/15/26 @ 100 3.000%, 02/15/29	1,845,000	1,912,841
3.000%, 02/15/30	1,855,000	1,899,501
Downtown Redevelopment Authority, TA, BAM 5.000%, 09/01/25	1,000,000	1,186,480
Downtown Redevelopment Authority, TA, BAM Callable 09/01/25 @ 100 5.000%, 09/01/29	1,000,000	1,143,610
El Paso County, Hospital District, GO 5.000%, 08/15/25	3,070,000	3,621,618
El Paso, Downtown Development, RB 5.000%, 08/15/23	905,000	1,050,424
El Paso, GO (A) Pre-Refunded @ 100 5.500%, 08/15/19	1,000,000	1,090,970
El Paso, Water & Sewer Revenue, RB 5.000%, 03/01/24	425,000	511,275
Fort Bend, Independent School District, Ser A, GO, PSF-GTD Callable 08/15/24 @ 100 5.000%, 08/15/26	5,050,000	6,138,123
Fort Worth, Independent School District, GO, PSF-GTD Callable 02/15/25 @ 100 5.000%, 02/15/28	5,000,000	6,025,950
Georgetown, Utility System Revenue, RB Callable 08/15/26 @ 100 4.000%, 08/15/29	1,265,000	1,414,017
Grand Prairie, Independent School District, Ser B, GO Callable 08/15/26 @ 100 3.000%, 02/15/29	4,555,000	4,653,388
Greenville, Electric Utility System, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,058,240
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,084,150

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/21	$940,000	$1,027,928
4.000%, 02/15/22	1,005,000	1,118,063
Houston, Independent School District, GO, PSF-GTD 5.000%, 02/15/23	2,500,000	2,976,400
Houston, Independent School District, GO, PSF-GTD Callable 02/15/27 @ 100 5.000%, 02/15/28	2,000,000	2,487,520
Irving, Hotel Occupancy Project, GO Callable 02/15/19 @ 100 5.000%, 08/15/39	1,280,000	1,352,986
Judson, Independent School District, GO, PSF-GTD 5.000%, 02/01/23	1,000,000	1,188,850
5.000%, 02/01/24	1,000,000	1,210,980
5.000%, 02/01/25	1,000,000	1,225,120
Kaufman County, GO, AGM 3.000%, 02/15/22	1,670,000	1,775,360
La Vernia, Higher Education Finance, Ser A, RB 4.200%, 08/15/25	750,000	768,300
La Vernia, Higher Education Finance, Ser A, RB Callable 08/15/24 @ 100 5.250%, 08/15/35	3,435,000	3,574,186
Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,751,450
Love Field, Airport Modernization, AMT, RB 5.000%, 11/01/22	1,000,000	1,160,660
New Hope, Cultural Education Facilities, RB 5.000%, 04/01/21	355,000	384,085
4.000%, 04/01/19	200,000	205,622
4.000%, 04/01/20	210,000	218,459
North East, Independent School District, Ser B, GO, PSF-GTD 5.000%, 02/01/22	1,000,000	1,163,540
5.000%, 02/01/23	1,410,000	1,676,279
North Harris County, Regional Water Authority, RB 3.000%, 12/15/20	2,015,000	2,127,880
North Texas, Tollway Authority, RB (A) Pre-Refunded @ 100 5.750%, 01/01/18	1,000,000	1,020,290
North Texas, Tollway Authority, Ser C, RB Callable 01/01/19 @ 100 5.250%, 01/01/20	1,250,000	1,325,263

Description	Face Amount	Value
Northside, Independent School District, GO, PSF-GTD (B) 1.350%, 06/01/33	$2,000,000	$2,001,980
Northwest, Independent School District, Ser B, GO, PSF-GTD 5.000%, 02/15/23	2,205,000	2,623,730
Olmos Park, Higher Education Facilities, RB 2.000%, 12/01/18	3,000,000	3,031,020
Permanent University Fund, RB 5.000%, 07/01/23	1,255,000	1,509,903
Pharr/San Juan/Alamo, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/01/18	1,000,000	1,020,480
Polk County, GO, AGM 3.000%, 08/15/19	1,000,000	1,033,590
Round Rock, Independent School District, School Building Project, GO Callable 08/01/18 @ 100 5.000%, 08/01/28	1,000,000	1,041,330
San Antonio, Education Facilities, RB Callable 06/01/23 @ 100 5.000%, 06/01/25	1,200,000	1,406,772
San Antonio, GO 5.000%, 02/01/22	1,000,000	1,165,930
San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/23	500,000	582,695
5.000%, 09/15/26	3,000,000	3,434,190
San Antonio, Water System Revenue, RB 4.000%, 05/15/19	500,000	526,775
San Antonio, Water System Revenue, Ser B, RB 5.000%, 05/15/24	500,000	604,450
San Benito, Consolidated Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/15/18	1,000,000	1,022,220
San Jacinto, Community College District, GO 3.000%, 02/15/19	1,795,000	1,849,478
Sienna Plantation Levee, Improvement District, GO, BAM 4.000%, 09/01/19	500,000	529,425
Stephen F Austin State University, RB 5.000%, 10/15/23	250,000	297,213
Texas A&M University, Permanent University Fund, RB Callable 07/01/21 @ 100 4.000%, 07/01/22	1,000,000	1,102,980

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	$1,000,000	$1,161,380
Texas City, Industrial Development, Arco Pipe Line Project, RB 7.375%, 10/01/20	500,000	587,270
Texas State, College Student Loan, GO Callable 08/01/20 @ 100 5.000%, 08/01/21	1,000,000	1,115,510
4.625%, 08/01/30	1,200,000	1,276,356
Texas State, Department of Housing & Community Affairs, Ser B, RB, GNMA Callable 01/01/21 @ 100 4.050%, 07/01/26	545,000	576,256
Texas State, Highway Improvement, GO 5.000%, 04/01/22	2,500,000	2,927,100
Texas State, Public Finance Authority, Cosmos Foundation, Ser A, RB (A) Pre-Refunded @ 100 6.000%, 02/15/20	750,000	839,453
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.625%, 05/01/21	1,440,000	1,593,907
5.375%, 05/01/20	1,365,000	1,470,255
5.250%, 05/01/19	1,300,000	1,364,532
Texas State, Public Finance Authority, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	1,100,000	1,141,118
Texas State, Public Finance Authority, RB, BAM 5.000%, 11/01/21	1,400,000	1,578,990
Texas State, Ser A, GO 5.000%, 10/01/21	1,000,000	1,155,290
Texas State, University System, Ser A, RB 5.000%, 03/15/21	1,000,000	1,133,290
Texas State, Water Financial Assistance, Ser B, GO Callable 08/01/18 @ 100 5.000%, 08/01/26	2,010,000	2,092,450
Titus County, Pass-Through Toll Project, Ser B, GO 4.000%, 03/01/18	1,185,000	1,201,827

Description	Face Amount	Value
University of North Texas, Financing System Project, RB Callable 04/15/18 @ 100 5.000%, 04/15/28	$500,000	$514,460

		152,873,380

Utah — 0.8%
Utah State, GO 5.000%, 07/01/19	2,000,000	2,154,660

Virginia — 3.6%
Fairfax County, Sewer Authority, RB (A) Pre-Refunded @ 100 4.000%, 07/15/19	1,500,000	1,586,205
Suffolk, Ser A, GO 5.000%, 02/01/22	1,100,000	1,284,195
5.000%, 02/01/23	1,250,000	1,495,450
Virginia Commonwealth, Housing Development Authority, Sub-Ser C-3, RB 2.150%, 04/01/21	3,000,000	3,087,210
Virginia Commonwealth, Transportation Board, RB 4.000%, 03/15/19	2,000,000	2,095,900

		9,548,960

Washington — 0.3%
Everett, Public Facilities District, Ser A, RB 5.000%, 12/01/17	900,000	911,691

Wisconsin — 2.8%
Green Bay City, Ser A, GO Callable 04/01/26 @ 100 3.125%, 04/01/35	500,000	498,575
Oshkosh City, Ser H, GO Callable 08/01/24 @ 100 2.375%, 08/01/30	585,000	554,410
2.250%, 08/01/29	430,000	409,222
Wisconsin State, Ser 1, GO 5.000%, 11/01/24	3,000,000	3,687,390
Wisconsin State, Ser B, GO (A) Pre-Refunded @ 100 4.500%, 05/01/21	2,000,000	2,245,980

		7,395,577

Total Municipal Bonds (Cost $259,522,785)		262,996,169

Total Investments — 99.2% (Cost $259,522,785)		$262,996,169

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

FROST MUNICIPAL BOND FUND

Percentages are based on Net Assets of $265,045,886.

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Variable Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2017.
(C)	Security in default on interest payments.

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guaranty Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Value Equity Fund	Mid Cap Equity Fund

Assets:
Investments at Value	$292,142,398	$127,242,408	$17,156,730
Receivable for Investment Securities Sold	—	—	86,619
Receivable for Capital Shares Sold	563,253	39,242	—
Dividends and Interest Receivable	69,044	239,478	8,651
Foreign Tax Reclaim Receivable	—	53,975	76
Prepaid Expenses	18,801	18,386	16,023

Total Assets	292,793,496	127,593,489	17,268,099

Liabilities:
Line of Credit Payable	—	7,958,289	—
Payable for Investment Securities Purchased	—	—	89,331
Payable for Capital Shares Redeemed	586,246	2,211,550	—
Payable Due to Investment Adviser	161,201	130,893	9,413
Professional Fees Payable	27,000	26,279	22,891
Payable Due to Administrator	21,995	17,860	1,284
Payable Due to Distributor	8,709	4,594	1,256
Payable Due to Trustees	2,742	2,289	161
Chief Compliance Officer Fees Payable	658	549	39
Other Accrued Expenses	22,584	22,107	6,633

Total Liabilities	831,135	10,374,410	131,008

Net Assets	$291,962,361	$117,219,079	$17,137,091

NET ASSETS:
Paid-in Capital	$105,693,556	$97,342,189	$13,078,792
Undistributed Net Investment Income (Accumulated Net Investment Loss)	418,986	272,198	(2)
Accumulated Net Realized Gain on Investments	67,434,918	1,251,083	821,563
Net Unrealized Appreciation on Investments	118,414,901	18,353,609	3,236,738

Net Assets	$291,962,361	$117,219,079	$17,137,091

Institutional Class Shares:
Net Assets	$251,675,493	$88,541,046	$10,606,168
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,976,644	9,715,437	996,019
Net Asset Value, Offering and Redemption Price Per Share	$14.82	$9.11	$10.65

Investor Shares:
Net Assets	$40,286,868	$28,678,033	$6,530,923
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,740,498	3,151,109	620,764
Net Asset Value, Offering and Redemption Price Per Share	$14.70	$9.10	$10.52

Cost of Investments	$173,727,497	$108,888,799	$13,919,992

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

STATEMENTS OF ASSETS AND LIABILITIES

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Total Return Bond Fund

Assets:
Investments at Value	$832,560	$4,286,848	$1,031,948	$2,162,058,140
Affiliated Investments at Value	413,577	806,655	209,199	—
Repurchase Agreements at Value	—	—	—	54,000,000

Total Investments at Value	1,246,137	5,093,503	1,241,147	2,216,058,140

Receivable for Investment Securities Sold	—	—	—	242,944
Receivable for Capital Shares Sold	—	—	—	15,088,343
Dividends and Interest Receivable	1,991	3,975	586	13,913,948
Receivable from Investment Adviser	4,223	1,022	—	—
Prepaid Expenses	5,929	18,079	11,101	44,935

Total Assets	1,258,280	5,116,579	1,252,834	2,245,348,310

Liabilities:
Payable Due to Investment Adviser	—	—	160	657,741
Payable for Capital Shares Redeemed	—	—	—	1,165,876
Professional Fee Payable	22,653	22,715	22,655	67,385
Payable for Investment Securities Purchased	1,120	2,184	566	—
Payable Due to Distributor	232	867	124	64,206
Payable Due to Administrator	92	390	95	166,659
Payable Due to Trustees	12	50	12	20,971
Chief Compliance Officer Fees Payable	3	12	3	5,033
Other Accrued Expenses	3,512	5,954	2,883	302,624

Total Liabilities	27,624	32,172	26,498	2,450,495

Net Assets	$1,230,656	$5,084,407	$1,226,336	$2,242,897,815

NET ASSETS:
Paid-in Capital	$1,613,666	$5,101,673	$1,137,345	$2,266,005,578
Undistributed (Distributions in Excess of) Net Investment Income	7,807	(68,850)	—	546,589
Accumulated Net Realized Gain (Loss) on Investments	(399,221)	(13,650)	67,472	3,031,698
Net Unrealized Appreciation (Depreciation) on Investments	8,404	65,234	21,519	(26,686,050)

Net Assets	$1,230,656	$5,084,407	$1,226,336	$2,242,897,815

Institutional Class Shares:
Net Assets	N/A	$717,192	N/A	$1,918,125,934
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	53,377	N/A	182,677,261
Net Asset Value, Offering and Redemption Price Per Share	N/A	$13.44	N/A	$10.50

Investor Class Shares:
Net Assets	$1,230,656	$4,367,215	$1,226,336	$324,771,881
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	112,230	325,435	114,320	30,942,743
Net Asset Value, Offering and Redemption Price Per Share	$10.97	$13.42	$10.73	$10.50

Cost of Investments	$826,563	$4,223,023	$1,010,016	$2,188,744,190
Cost of Affiliated Investments	411,170	805,246	209,612	—
Cost of Repurchase Agreements	—	—	—	54,000,000

N/A — The Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

STATEMENTS OF ASSETS AND LIABILITIES

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund

Assets:
Investments at Value	$152,152,420	$267,557,978	$262,996,169
Repurchase Agreements at Value	23,000,000	2,500,000	—

Total Investments at Value	175,152,420	270,057,978	262,996,169

Cash	—	500,093	—
Receivable for Investment Securities Sold	—	—	3,950,772
Receivable for Capital Shares Sold	401,465	2,292,925	1,045,871
Dividends and Interest Receivable	1,252,631	729,559	3,136,015
Prepaid Expenses	9,405	17,606	18,137

Total Assets	176,815,921	273,598,161	271,146,964

Liabilities:
Line of Credit Payable	—	—	3,913,164
Payable to Custodian	—	500,093	1,826,466
Payable for Capital Shares Redeemed	121,340	54,424	222,889
Payable Due to Investment Adviser	87,760	69,040	57,605
Professional Fee Payable	36,699	26,750	26,696
Payable Due to Administrator	13,346	20,409	20,434
Payable Due to Distributor	2,885	5,544	1,104
Payable Due to Trustees	1,695	2,585	2,551
Chief Compliance Officer Fees Payable	407	620	612
Other Accrued Expenses	25,205	26,547	29,557

Total Liabilities	289,337	706,012	6,101,078

Net Assets	$176,526,584	$272,892,149	$265,045,886

NET ASSETS:
Paid-in Capital	$174,145,962	$273,552,557	$260,489,406
Undistributed Net Investment Income	55,792	40,182	216,782
Accumulated Net Realized Gain (Loss) on Investments	917,844	(1,405,010)	866,314
Net Unrealized Appreciation on Investments	1,406,986	704,420	3,473,384

Net Assets	$176,526,584	$272,892,149	$265,045,886

Institutional Class Shares:
Net Assets	$163,209,305	$244,575,063	$259,606,360
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,332,486	23,862,952	24,807,610
Net Asset Value, Offering and Redemption Price Per Share	$9.99	$10.25	$10.46

Investor Class Shares:
Net Assets	$13,317,279	$28,317,086	$5,439,526
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,334,409	2,762,452	520,004
Net Asset Value, Offering and Redemption Price Per Share	$9.98	$10.25	$10.46

Cost of Investments	$150,745,434	$266,853,558	$259,522,785
Cost of Repurchase Agreements	23,000,000	2,500,000	—

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 7

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Value Equity Fund	Mid Cap Equity Fund

Investment Income:
Dividend Income	$3,761,717	$8,529,637	$165,047
Interest income	—	—	14,794
Foreign Taxes Withheld	(7,101)	(40,481)	(583)

Total Investment Income	3,754,616	8,489,156	179,258

Expenses:
Investment Advisory Fees	2,276,633	2,043,349	96,242
Administration Fees	311,235	279,368	13,159
Distribution Fees — Investor Class Shares	126,144	115,990	11,446
Trustees’ Fees	11,122	10,091	488
Chief Compliance Officer Fees	3,180	2,910	450
Transfer Agent Fees	58,163	56,308	28,185
Professional Fees	37,225	35,815	23,664
Registration Fees	35,051	35,155	30,526
Printing Fees	19,685	16,800	2,272
Custodian Fees	13,690	12,342	5,000
Interest Expense on Borrowings	2,666	11,342	56
Insurance and Other Expenses	16,244	14,535	2,204

Total Expenses	2,911,038	2,634,005	213,692
Less: Fees Paid Indirectly	(142)	(160)	(20)

Net Expenses	2,910,896	2,633,845	213,672

Net Investment Income (Loss)	843,720	5,855,311	(34,414)

Net Realized Gain from Investments	69,092,532	39,991,925	905,025
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,843,112)	(5,280,329)	1,268,966

Net Realized and Unrealized Gain on Investments	60,249,420	34,711,596	2,173,991

Increase in Net Assets Resulting from Operations	$61,093,140	$40,566,907	$2,139,577

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 7

STATEMENTS OF OPERATIONS

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Total Return Bond Fund

Investment Income:
Interest Income	$—	$—	$—	$84,087,531
Dividend Income	23,049	177,794	91,242	—
Dividend Income from Affiliated Investments	15,065	50,755	21,962	—

Total Investment Income	38,114	228,549	113,204	84,087,531

Expenses:
Investment Advisory Fees	2,617	18,433	9,207	7,016,925
Administration Fees	1,550	10,904	5,444	1,781,684
Distribution Fees — Investor Class Shares	4,358	28,157	15,340	711,924
Trustees’ Fees	52	378	196	64,870
Chief Compliance Officer Fees	343	436	384	16,608
Transfer Agent Fees	13,560	27,912	13,865	743,402
Professional Fees	23,097	23,430	23,201	118,898
Registration Fees	20,770	32,458	19,824	79,713
Printing Fees	1,271	1,568	363	115,000
Custodian Fees	5,000	5,000	5,000	79,140
Interest Expense on Borrowings	31	595	1,406	—
Insurance and Other Expenses	696	1,783	281	172,745

Total Expenses	73,345	151,054	94,511	10,900,909
Less: Investment Advisory Fees Waived	(2,617)	(1,682)	—	—
Less: Reimbursement of Other Operating Expenses	(42,733)	—	—	—
Less: Fees Paid Indirectly	(22)	(57)	(15)	(10,236)

Net Expenses	27,973	149,315	94,496	10,890,673

Net Investment Income	10,141	79,234	18,708	73,196,858

Net Realized Gain from Investments	31,869	423,245	150,826	3,605,263
Net Realized Loss from Affiliated Investments	(12,123)	(309,321)	(183,184)	—
Distributions of Realized Gains from Unaffiliated Registered Investment Company Shares	11,963	154,565	94,318	—
Distributions of Realized Gains from Affiliated Registered Investment Company Shares	11,849	205,501	152,736	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(39,414)	(463,357)	(166,458)	(4,956,749)
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	19,136	275,236	105,502	—

Net Realized and Unrealized Gain (Loss) on Investments	23,280	285,869	153,740	(1,351,486)

Increase in Net Assets Resulting from Operations	$33,421	$365,103	$172,448	$71,845,372

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 7

STATEMENTS OF OPERATIONS

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund

Investment Income:
Interest Income	$9,933,117	$5,726,441	$7,318,770
Dividend Income	187	133	48,943

Total Investment Income	9,933,304	5,726,574	7,367,713

Expenses:
Investment Advisory Fees	934,075	760,250	956,542
Administration Fees	138,354	225,233	242,858
Distribution Fees — Investor Class Shares	30,844	55,206	13,690
Trustees’ Fees	5,150	8,185	8,707
Chief Compliance Officer Fees	1,608	2,377	2,530
Transfer Agent Fees	42,266	51,709	53,528
Registration Fees	35,899	31,840	33,452
Professional Fees	41,031	33,638	34,078
Printing Fees	10,280	15,753	15,689
Custodian Fees	5,788	9,972	10,755
Interest Expense on Borrowings	—	—	12,236
Insurance and Other Expenses	43,243	29,204	43,087

Total Expenses	1,288,538	1,223,367	1,427,152
Less: Investment Advisory Fees Waived	—	—	(273,297)
Less: Fees Paid Indirectly	(51)	(121)	(23)

Net Expenses	1,288,487	1,223,246	1,153,832

Net Investment Income	8,644,817	4,503,328	6,213,881

Net Realized Gain from Investments	852,135	80,166	777,331
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,947,141	(805,064)	(7,249,584)

Net Realized and Unrealized Gain (Loss) on Investments	4,799,276	(724,898)	(6,472,253)

Increase (Decrease) in Net Assets Resulting from Operations	$13,444,093	$3,778,430	$(258,372)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations:
Net Investment Income (Loss)	$843,720	$300,245
Net Realized Gain on Investments	69,092,532	54,128,370
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,843,112)	(62,698,273)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,093,140	(8,269,658)

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(571,284)	(536,993)
Investor Class Shares	—	—
Realized Capital Gains:
Institutional Class Shares	(32,490,322)	(41,058,610)
Investor Class Shares	(5,772,752)	(6,919,011)

Total Dividends and Distributions	(38,834,358)	(48,514,614)

Capital Share Transactions:
Institutional Class Shares:
Issued	28,932,334	59,713,976
Reinvestment of Dividends	9,565,805	12,019,906
Redeemed	(155,554,704)	(63,048,849)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(117,056,565)	8,685,033

Investor Class Shares:
Issued	1,358,034	6,189,975
Reinvestment of Dividends	4,167,072	5,073,361
Redeemed	(31,937,509)	(3,511,250)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(26,412,403)	7,752,086

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(143,468,968)	16,437,119

Total Increase (Decrease) in Net Assets	(121,210,186)	(40,347,153)

Net assets:
Beginning of Year	413,172,547	453,519,700

End of Year	$291,962,361	$413,172,547

Undistributed Net Investment Income (Accumulated Net Investment Loss)	$418,986	$138,064

Share Transactions:
Institutional Class Shares:
Issued	2,131,922	4,503,762
Reinvestment of Dividends	759,850	898,871
Redeemed	(11,555,977)	(4,680,936)

Total Increase (Decrease) in Institutional Class Shares	(8,664,205)	721,697

Investor Class Shares:
Issued	99,491	475,712
Reinvestment of Dividends	333,900	382,318
Redeemed	(2,446,306)	(259,448)

Total Increase (Decrease) in Investor Class Shares	(2,012,915)	598,582

Net Increase (Decrease) in Shares Outstanding	(10,677,120)	1,320,279

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Value Equity Fund		Mid Cap Equity Fund
Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2017	Year Ended July 31, 2016

$5,855,311	$5,075,248	$(34,414)	$(75,557)
39,991,925	20,342,689	905,025	840,128
(5,280,329)	(20,057,585)	1,268,966	(2,187,105)

40,566,907	5,360,352	2,139,577	(1,422,534)

(5,170,811)	(4,231,803)	—	—
(771,712)	(705,761)	—	—

(46,736,109)	(26,641,722)	(641,782)	(3,015,837)
(8,387,506)	(5,437,676)	(237,334)	(121,355)

(61,066,138)	(37,016,962)	(879,116)	(3,137,192)

25,557,553	121,492,230	1,922,022	2,143,433
17,323,599	9,687,746	34,805	343,506
(252,646,945)	(63,173,328)	(2,743,444)	(3,184,339)

(209,765,793)	68,006,648	(786,617)	(697,400)

1,073,409	6,906,152	2,440,322	2,593,282
6,362,803	4,540,118	235,783	116,702
(35,916,528)	(2,966,314)	(10,260)	(9,054)

(28,480,316)	8,479,956	2,665,845	2,700,930

(238,246,109)	76,486,604	1,879,228	2,003,530

(258,745,340)	44,829,994	3,139,689	(2,556,196)

375,964,419	331,134,425	13,997,402	16,553,598

$117,219,079	$375,964,419	$17,137,091	$13,997,402

$272,198	$51,084	$(2)	$(9,503)

2,543,453	12,523,118	188,697	190,529
1,850,565	1,016,144	3,530	36,504
(26,158,551)	(6,455,181)	(270,271)	(316,349)

(21,764,533)	7,084,081	(78,044)	(89,316)

106,897	711,924	246,434	296,898
676,863	475,594	24,183	12,522
(3,685,220)	(302,338)	(1,000)	(997)

(2,901,460)	885,180	269,617	308,423

(24,665,993)	7,969,261	191,573	219,107

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations:
Net Investment Income	$10,141	$16,318
Net Realized Gain (Loss) on Investments and Affiliated Investments	19,746	(117,329)
Distributions of Realized Gains from Affiliated and Unaffiliated Registered Investment Company Shares	23,812	73,327
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	(20,278)	32,341

Net Increase (Decrease) in Net Assets Resulting from Operations	33,421	4,657

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	N/A	N/A
Investor Class Shares	(9,263)	(17,721)
Realized Capital Gains:
Institutional Class Shares	N/A	N/A
Investor Class Shares	—	—

Total Dividends and Distributions	(9,263)	(17,721)

Capital Share Transactions:
Institutional Class Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Net Decrease in Net Assets from Institutional Class Share Transactions	N/A	N/A

Investor Class Shares:
Issued	363,472	1,444,436
Reinvestment of Dividends	5,701	12,069
Redeemed	(1,860,131)	(2,005,650)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(1,490,958)	(549,145)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,490,958)	(549,145)

Total Increase (Decrease) in Net Assets	(1,466,800)	(562,209)

Net assets:
Beginning of Year	2,697,456	3,259,665

End of Year	$1,230,656	$2,697,456

Undistributed (Distributions in Excess of) Net Investment Income	$7,807	$2,470

Share Transactions:
Institutional Class Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Total Decrease in Institutional Class Shares	N/A	N/A

Investor Class Shares:
Issued	33,878	139,436
Reinvestment of Dividends	538	1,162
Redeemed	(174,816)	(192,519)

Total Increase (Decrease) in Investor Class Shares	(140,400)	(51,921)

Net Increase (Decrease) in Shares Outstanding	(140,400)	(51,921)

N/A — The Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Moderate Allocation Fund		Aggressive Allocation Fund
Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2017	Year Ended July 31, 2016

$79,234	$216,531	$18,708	$63,789
113,924	(781,335)	(32,358)	(419,502)

360,066	621,995	247,054	361,247

(188,121)	162,552	(60,956)	(10,853)

365,103	219,743	172,448	(5,319)

(25,255)	(19,533)	N/A	N/A
(168,935)	(206,598)	(101,376)	(68,514)

—	—	N/A	N/A
—	—	—	(26,401)

(194,190)	(226,131)	(101,376)	(94,915)

2	1	N/A	N/A
2	30	N/A	N/A
(923,205)	(274,830)	N/A	N/A

(923,201)	(274,799)	N/A	N/A

1,170,463	3,083,960	94,772	3,436,581
162,838	200,620	86,805	88,928
(20,113,325)	(1,011,242)	(12,151,571)	(905,980)

(18,780,024)	2,273,338	(11,969,994)	2,619,529

(19,703,225)	1,998,539	(11,969,994)	2,619,529

(19,532,312)	1,992,151	(11,898,922)	2,519,295

24,616,719	22,624,568	13,125,258	10,605,963

$5,084,407	$24,616,719	$1,226,336	$13,125,258

$(68,850)	$12,357	$—	$6,137

—	—	N/A	N/A
—	2	N/A	N/A
(71,184)	(22,511)	N/A	N/A

(71,184)	(22,509)	N/A	N/A

92,189	253,454	9,237	348,887
12,910	16,378	8,554	8,944
(1,586,294)	(82,355)	(1,181,108)	(92,734)

(1,481,195)	187,477	(1,163,317)	265,097

(1,552,379)	164,968	(1,163,317)	265,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Total Return Bond Fund
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations:
Net Investment Income	$73,196,858	$69,729,998
Net Realized Gain (Loss) on Investments	3,605,263	574,023
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,956,749)	(110,306)

Net Increase (Decrease) in Net Assets Resulting from Operations	71,845,372	70,193,715

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(62,586,519)	(58,795,756)
Investor Class Shares	(9,688,012)	(9,353,916)
Realized Capital Gains:
Institutional Class Shares	(2,053,909)	(7,498,240)
Investor Class Shares	(339,754)	(1,355,806)
Return of Capital:
Institutional Class Shares	—	—
Investor Class Shares	—	—

Total Dividends and Distributions	(74,668,194)	(77,003,718)

Capital Share Transactions:
Institutional Class Shares:
Issued	641,388,497	393,198,358
Reinvestment of Dividends	24,027,798	25,007,109
Redeemed	(351,216,867)	(372,648,468)

Net Increase in Net Assets from Institutional Class Share Transactions	314,199,428	45,556,999

Investor Class Shares:
Issued	159,242,025	115,804,401
Reinvestment of Dividends	7,759,064	8,144,820
Redeemed	(102,279,015)	(114,949,128)

Net Increase in Net Assets from Investor Class Share Transactions	64,722,074	9,000,093

Net Increase in Net Assets from Capital Share Transactions	378,921,502	54,557,092

Total Increase (Decrease) in Net Assets	376,098,680	47,747,089

Net assets:
Beginning of Year	1,866,799,135	1,819,052,046

End of Year	$2,242,897,815	$1,866,799,135

Undistributed (Distributions in Excess of) Net Investment Income	$546,589	$376,351

Share Transactions:
Institutional Class Shares:
Issued	61,311,369	37,940,259
Reinvestment of Dividends	2,298,610	2,421,095
Redeemed	(33,560,263)	(35,979,946)

Total Increase (Decrease) in Institutional Class Shares	30,049,716	4,381,408

Investor Class Shares:
Issued	15,206,239	11,149,187
Reinvestment of Dividends	742,553	788,510
Redeemed	(9,787,254)	(11,129,526)

Total Increase in Investor Class Shares	6,161,538	808,171

Net Increase (Decrease) in Shares Outstanding	36,211,254	5,189,579

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Credit Fund		Low Duration Bond Fund		Municipal Bond Fund
Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2017	Year Ended July 31, 2016

$8,644,817	$5,558,584	$4,503,328	$3,671,999	$6,213,881	$6,249,420
852,135	(101,144)	80,166	(484,782)	777,331	(8,085)
3,947,141	18,535	(805,064)	179,504	(7,249,584)	4,440,510

13,444,093	5,475,975	3,778,430	3,366,721	(258,372)	10,681,845

(7,228,675)	(5,038,516)	(4,100,698)	(3,489,703)	(6,070,149)	(5,882,989)
(587,409)	(468,982)	(345,758)	(263,916)	(110,550)	(103,718)

—	—	—	—	—	(11,808)
—	—	—	—	—	(244)

—	(1,811)	—	—	—	—
—	(181)	—	—	—	—

(7,816,084)	(5,509,490)	(4,446,456)	(3,753,619)	(6,180,699)	(5,998,759)

44,020,776	56,306,411	92,850,203	51,147,430	91,196,000	63,713,450
455,414	203,356	657,452	579,031	323,643	250,213
(15,861,466)	(15,623,057)	(63,039,725)	(51,564,484)	(91,292,639)	(37,417,985)

28,614,724	40,886,710	30,467,930	161,977	227,004	26,545,678

6,934,684	1,115,798	12,788,702	2,121,708	275,367	2,264,666
407,377	326,586	207,905	157,823	97,731	90,470
(5,018,234)	(355,841)	(4,289,989)	(1,598,258)	(243,714)	(926,031)

2,323,827	1,086,543	8,706,618	681,273	129,384	1,429,105

30,938,551	41,973,253	39,174,548	843,250	356,388	27,974,783

36,566,560	41,939,738	38,506,522	456,352	(6,082,683)	32,657,869

139,960,024	98,020,286	234,385,627	233,929,275	271,128,569	238,470,700

$176,526,584	$139,960,024	$272,892,149	$234,385,627	$265,045,886	$271,128,569

$55,792	$(4)	$40,182	$34,334	$216,782	$280,668

4,466,388	6,127,096	9,069,209	4,989,227	8,745,431	6,001,239
46,400	21,834	64,215	56,536	31,047	23,536
(1,614,873)	(1,673,572)	(6,154,850)	(5,033,332)	(8,789,970)	(3,526,023)

2,897,915	4,475,358	2,978,574	12,431	(13,492)	2,498,752

699,845	119,097	1,247,468	206,855	26,323	213,993
41,535	35,049	20,302	15,409	9,381	8,527
(505,136)	(37,651)	(418,886)	(156,071)	(23,366)	(86,738)

236,244	116,495	848,884	66,193	12,338	135,782

3,134,159	4,591,853	3,827,458	78,624	(1,154)	2,634,534

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund
Institutional Class Shares
2017	$13.61	$0.04	$2.51	$2.55	$(0.02)	$(1.32)	$(1.34)	$14.82	20.54%		$251,675	0.79%	0.79%	0.27%	16%
2016	15.61	0.02	(0.32)	(0.30)	(0.02)	(1.68)	(1.70)	13.61	(1.72)		348,935	0.80	0.80	0.11	23
2015	14.49	0.03	2.00	2.03	(0.03)	(0.88)	(0.91)	15.61	14.45		388,998	0.80	0.80	0.21	19
2014	12.58	0.02	2.42	2.44	(0.02)	(0.51)	(0.53)	14.49	19.81	††	372,380	0.80	0.85	0.15	28
2013	10.48	0.03	2.09	2.12	(0.02)	—	(0.02)	12.58	20.29	††	302,637	0.80	0.95	0.31	32
Investor Class Shares
2017	$13.51	$0.01	$2.50	$2.51	$—	$(1.32)	$(1.32)	$14.70	20.33%		$40,287	1.04%	1.04%	0.04%	16%
2016	15.53	(0.02)	(0.32)	(0.34)	—	(1.68)	(1.68)	13.51	(2.01)		64,238	1.05	1.05	(0.14)	23
2015	14.43	(0.01)	1.99	1.98	—	(0.88)	(0.88)	15.53	14.17		64,522	1.05	1.05	(0.03)	19
2014	12.55	(0.01)	2.40	2.39	—	(0.51)	(0.51)	14.43	19.47	††	63,438	1.05	1.11	(0.08)	28
2013	10.46	0.01	2.08	2.09	—	—	—	12.55	19.98	††	82,365	1.05	1.20	0.06	32

Value Equity Fund
Institutional Class Shares
2017	$10.02	$0.19	$1.19	$1.38	$(0.19)	$(2.10)	$(2.29)	$9.11	14.48%		$88,541	0.80%	0.80%	1.90%	35%
2016	11.20	0.15	(0.16)‡	(0.01)	(0.15)	(1.02)	(1.17)	10.02	0.55		315,388	0.80	0.80	1.54	52
2015	11.18	0.15	1.04	1.19	(0.16)	(1.01)	(1.17)	11.20	11.14		273,297	0.80	0.80	1.37	53
2014	10.83	0.18	1.46	1.64	(0.18)	(1.11)	(1.29)	11.18	16.28	††	254,952	0.81	0.86	1.67	52
2013	8.92	0.21	1.91	2.12	(0.21)	—	(0.21)	10.83	24.10	††	223,004	0.81	0.96	2.17	77
Investor Class Shares
2017	$10.01	$0.17	$1.18	$1.35	$(0.16)	$(2.10)	$(2.26)	$9.10	14.20%		$28,678	1.05%	1.05%	1.69%	35%
2016	11.19	0.13	(0.17)‡	(0.04)	(0.12)	(1.02)	(1.14)	10.01	0.30		60,576	1.05	1.05	1.29	52
2015	11.17	0.13	1.03	1.16	(0.13)	(1.01)	(1.14)	11.19	10.90		57,837	1.05	1.05	1.13	53
2014	10.82	0.16	1.45	1.61	(0.15)	(1.11)	(1.26)	11.17	16.00	††	56,817	1.06	1.11	1.42	52
2013	8.91	0.19	1.90	2.09	(0.18)	—	(0.18)	10.82	23.82	††	50,937	1.06	1.21	1.95	77

Mid Cap Equity Fund
Institutional Class Shares
2017	$9.85	$(0.01)	$1.48	$1.47	$—	$(0.67)	$(0.67)	$10.65	15.47%		$10,606	1.36%	1.36%	(0.15)%	38%
2016	13.73	(0.06)	(1.30)	(1.36)	—	(2.52)	(2.52)	9.85	(9.08)		10,576	1.45	1.45	(0.57)	102
2015	14.57	(0.15)	1.91	1.76	—	(2.60)	(2.60)	13.73	14.26		15,971	1.47 (2)	1.42	(1.08)	80
2014	13.68	(0.12)	1.93	1.81	—	(0.92)	(0.92)	14.57	13.56		26,824	1.33	1.33	(0.86)	58
2013	11.41	(0.09)	3.02	2.93	—	(0.66)	(0.66)	13.68	26.90	††	29,267	1.49	1.53	(0.75)	118
Investor Class Shares
2017	$9.74	$(0.04)	$1.49	$1.45	$—	$(0.67)	$(0.67)	$10.52	15.43%		$6,531	1.62%	1.62%	(0.41)%	38%
2016	13.65	(0.04)	(1.35)	(1.39)	—	(2.52)	(2.52)	9.74	(9.38)		3,421	1.73	1.73	(0.43)	102
2015	14.53	(0.19)	1.91	1.72	—	(2.60)	(2.60)	13.65	14.01		583	1.74 (2)	1.70	(1.39)	80
2014	13.67	(0.16)	1.94	1.78	—	(0.92)	(0.92)	14.53	13.35		415	1.58	1.58	(1.11)	58
2013	11.41	(0.13)	3.05	2.92	—	(0.66)	(0.66)	13.67	26.81	††	266	1.72	1.75	(0.97)	118

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(1)	Per share data calculated using the average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Period Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Conservative Allocation Fund
Investor Class Shares
2017	$10.68	$0.06	$0.27	$0.33	$(0.04)	$—	$(0.04)	$10.97	3.10	%††	$1,231	1.60%	4.20%	0.58%	116%
2016	10.70	0.06	(0.02)	0.04	(0.06)	—	(0.06)	10.68	0.39	††	2,697	1.60	2.61	0.53	67
2015	10.69	0.12	0.12	0.24	(0.23)^	—	(0.23)	10.70	2.29	††	3,260	1.60	2.27	1.08	51
2014	9.99	0.02	0.68	0.70	—	—	—	10.69	7.01	††	3,896	1.88	2.84	0.21	148
2013	9.20	(0.04)	0.87	0.83	(0.04)^	—	(0.04)	9.99	9.04	††	5,131	2.00	2.29	(0.43)	98

Moderate Allocation Fund
Institutional Class Shares
2017	$12.77	$0.13	$0.84	$0.97	$(0.30)	$—	$(0.30)	$13.44	7.81	%††	$717	1.35%	1.38%	1.02%	54%
2016	12.82	0.15	(0.05)‡	0.10	(0.15)	—	(0.15)	12.77	0.81		1,591	0.67	0.67	1.21	66
2015	12.59	0.23	0.31	0.54	(0.31)	—	(0.31)	12.82	4.29		1,885	0.78	0.78	1.80	42
2014	11.48	0.17	1.13	1.30	(0.19)	—	(0.19)	12.59	11.36	††	2,015	1.30	1.74	1.44	103
2013	10.55	0.19	0.98	1.17	(0.24)	—	(0.24)	11.48	11.17	††	4,175	1.35	1.80	1.72	19
Investor Class Shares
2017	$12.75	$0.08	$0.85	$0.93	$(0.26)	$—	$(0.26)	$13.42	7.47	%††	$4,367	1.20%	1.21%	0.61%	54%
2016	12.81	0.12	(0.06)‡	0.06	(0.12)	—	(0.12)	12.75	0.53		23,026	0.92	0.92	0.95	66
2015	12.58	0.18	0.33	0.51	(0.28)	—	(0.28)	12.81	4.05		20,739	1.02	1.02	1.37	42
2014	11.47	0.14	1.12	1.26	(0.15)	—	(0.15)	12.58	11.03	††	13,528	1.50	1.86	1.15	103
2013	10.54	0.16	0.98	1.14	(0.21)	—	(0.21)	11.47	10.90	††	6,889	1.60	2.05	1.46	19

Aggressive Allocation Fund
Investor Class Shares
2017	$10.27	$0.03	$0.72	$0.75	$(0.29)	$—	$(0.29)	$10.73	7.50%		$1,226	1.54%	1.54%	0.30%	34%
2016	10.47	0.06	(0.17)	(0.11)	(0.06)	(0.03)	(0.09)	10.27	(1.04)		13,125	1.10	1.10	0.57	71
2015	10.11	0.02	0.42	0.44	(0.05)	(0.03)	(0.08)	10.47	4.40	††	10,606	1.60	2.08	0.23	33
2014(a)	10.00	0.02	0.09	0.11	—	—	—	10.11	1.10	††	498	1.62 *	52.39 *	0.97 *	14 **

Total Return Bond Fund
Institutional Class Shares
2017	$10.52	$0.39	$(0.02)	$0.37	$(0.38)	$(0.01)	$(0.39)	$10.50	3.63%		$1,918,126	0.51%	0.51%	3.68%	24%
2016	10.56	0.41	—	0.41	(0.40)	(0.05)	(0.45)	10.52	4.02		1,606,097	0.52	0.52	3.90	32
2015	10.90	0.38	(0.21)	0.17	(0.38)	(0.13)	(0.51)	10.56	1.58		1,565,895	0.51	0.51	3.51	49
2014	10.81	0.43	0.22	0.65	(0.43)	(0.13)	(0.56)	10.90	6.22	††	1,062,644	0.50	0.54	3.93	35
2013	10.80	0.45	0.13	0.58	(0.46)	(0.11)	(0.57)	10.81	5.41	††	793,400	0.49	0.64	4.08	53
Investor Class Shares
2017	$10.52	$0.36	$(0.02)	$0.34	$(0.35)	$(0.01)	$(0.36)	$10.50	3.37%		$324,772	0.76%	0.76%	3.43%	24%
2016	10.56	0.38	—	0.38	(0.37)	(0.05)	(0.42)	10.52	3.76		260,702	0.77	0.77	3.65	32
2015	10.90	0.35	(0.20)	0.15	(0.36)	(0.13)	(0.49)	10.56	1.33		253,157	0.75	0.75	3.26	49
2014	10.81	0.40	0.23	0.63	(0.41)	(0.13)	(0.54)	10.90	5.96	††	170,438	0.75	0.79	3.68	35
2013	10.80	0.42	0.13	0.55	(0.43)	(0.11)	(0.54)	10.81	5.15	††	126,002	0.74	0.89	3.83	53

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on May 19, 2014.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Credit Fund
Institutional Class Shares
2017	$9.63	$0.55	$0.30	$0.85	$(0.49)	$—	$(0.49)	$9.99	9.08%		$163,210	0.81%	0.81%	5.57%	27%
2016	9.86	0.49	(0.24)	0.25	(0.48)^	—	(0.48)	9.63	2.79		129,395	0.83	0.83	5.27	36
2015	10.27	0.49	(0.34)	0.15	(0.49)	(0.07)	(0.56)	9.86	1.45		88,349	0.84	0.84	4.83	47
2014	10.01	0.47	0.26	0.73	(0.45)	(0.02)	(0.47)	10.27	7.36	††	81,336	0.91	0.91	4.58	38
2013(a)	10.00	0.29	(0.06)	0.23	(0.22)	—	(0.22)	10.01	2.33	††	25,546	1.00 *	1.29 *	4.39 *	57 **
Investor Class Shares
2017	$9.62	$0.52	$0.31	$0.83	$(0.47)	$—	$(0.47)	$9.98	8.82%		$13,317	1.06%	1.06%	5.28%	27%
2016	9.85	0.47	(0.25)	0.22	(0.45)^	—	(0.45)	9.62	2.54		10,565	1.08	1.08	5.02	36
2015	10.26	0.46	(0.34)	0.12	(0.46)	(0.07)	(0.53)	9.85	1.19		9,671	1.08	1.08	4.58	47
2014	10.00	0.44	0.26	0.70	(0.42)	(0.02)	(0.44)	10.26	7.11	††	9,164	1.17	1.17	4.33	38
2013(a)	10.00	0.23	(0.02)	0.21	(0.21)	—	(0.21)	10.00	2.09	††	6,320	1.25 *	1.91 *	3.49 *	57 **

Low Duration Bond Fund
Institutional Class Shares
2017	$10.28	$0.18	$(0.03)	$0.15	$(0.18)	$—	$(0.18)	$10.25	1.48%		$244,575	0.46%	0.46%	1.80%	26%
2016	10.30	0.16	(0.01)	0.15	(0.17)	—	(0.17)	10.28	1.43		214,708	0.51	0.51	1.58	36
2015	10.30	0.13	—	0.13	(0.13)	—	(0.13)	10.30	1.30		214,904	0.52	0.52	1.29	52
2014	10.48	0.15	(0.03)	0.12	(0.15)	(0.15)	(0.30)	10.30	1.19	††	203,195	0.52	0.58	1.46	29
2013	10.59	0.18	(0.06)	0.12	(0.18)	(0.05)	(0.23)	10.48	1.10	††	211,919	0.52	0.67	1.70	85
Investor Class Shares
2017	$10.28	$0.16	$(0.03)	$0.13	$(0.16)	$—	$(0.16)	$10.25	1.24%		$28,317	0.71%	0.71%	1.55%	26%
2016	10.30	0.14	(0.02)	0.12	(0.14)	—	(0.14)	10.28	1.18		19,678	0.76	0.76	1.33	36
2015	10.30	0.11	—	0.11	(0.11)	—	(0.11)	10.30	1.05		19,026	0.77	0.77	1.04	52
2014	10.48	0.13	(0.04)	0.09	(0.12)	(0.15)	(0.27)	10.30	0.94	††	17,153	0.77	0.84	1.22	29
2013	10.59	0.15	(0.06)	0.09	(0.15)	(0.05)	(0.20)	10.48	0.84	††	31,972	0.77	0.92	1.45	85

Municipal Bond Fund
Institutional Class Shares
2017	$10.70	$0.24	$(0.24)	$—	$(0.24)	$—	$(0.24)	$10.46	0.00	%††	$259,606	0.42%	0.52%	2.28%	21%
2016	10.51	0.26	0.18	0.44	(0.25)	—	(0.25)	10.70	4.22	††	265,697	0.42	0.52	2.45	5
2015	10.52	0.26	0.01	0.27	(0.27)	(0.01)	(0.28)	10.51	2.52	††	234,565	0.42	0.52	2.49	9
2014	10.37	0.28	0.18	0.46	(0.28)	(0.03)	(0.31)	10.52	4.44	††	203,406	0.43	0.59	2.67	16
2013	10.79	0.28	(0.42)	(0.14)	(0.27)	(0.01)	(0.28)	10.37	(1.28	)††	226,117	0.45	0.69	2.57	10
Investor Class Shares
2017	$10.70	$0.21	$(0.24)	$(0.03)	$(0.21)	$—	$(0.21)	$10.46	(0.25	)%††	$5,440	0.67%	0.77%	2.03%	21%
2016	10.50	0.23	0.19	0.42	(0.22)	—	(0.22)	10.70	4.06	††	5,432	0.67	0.77	2.18	5
2015	10.52	0.24	(0.01)	0.23	(0.24)	(0.01)	(0.25)	10.50	2.16	††	3,906	0.67	0.77	2.25	9
2014	10.37	0.25	0.18	0.43	(0.25)	(0.03)	(0.28)	10.52	4.18	††	4,028	0.69	0.83	2.42	16
2013	10.78	0.25	(0.40)	(0.15)	(0.25)	(0.01)	(0.26)	10.37	(1.43	)††	3,836	0.70	0.94	2.32	10

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on December 3, 2012.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 32 funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Value Equity Fund (the “Value Equity Fund”), Frost Mid Cap Equity Fund (the “Mid Cap Equity Fund”), Frost Conservative Allocation Fund (the “Conservative Allocation Fund”), Frost Moderate Allocation Fund (the “Moderate Allocation Fund”), Frost Aggressive Allocation Fund (the “Aggressive Allocation Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), and Frost Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Value Equity Fund seeks to achieve long-term capital appreciation and current income. The Mid Cap Equity Fund seeks to maximize long-term capital appreciation. The Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund seek total return consistent with their respective asset allocation strategy. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds in the Trust are presented separately.

The Kempner Treasury and Income Fund ceased operations and liquidated during the last quarter of 2016.

The Board of Trustees of the Trust approved the proposed reorganization of the Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) into a newly created series (the “New Series”) of a fund complex that is not affiliated with the Trust (the “Adopting Fund Complex”). Shares of the Fund were exchanged, on a tax-free basis, for shares of the New Series with an equal aggregate net asset value in the second quarter of 2017.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2017:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stock	$289,356,561	$—	$—	$289,356,561
Cash Equivalent	2,785,837	—	—	2,785,837

Total Investments in Securities	$292,142,398	$—	$—	$292,142,398

Value Equity Fund
Common Stock	$127,240,129	$—	$—	$127,240,129
Cash Equivalent	2,279	—	—	2,279

Total Investments in Securities	$127,242,408	$—	$—	$127,242,408

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

Investments in Securities*	Level 1	Level 2	Level 3**	Total
Mid Cap Equity Fund
Common Stock	$16,010,060	$—	$—	$16,010,060
Corporate Obligation	—	242,016	—	242,016
Cash Equivalent	904,654	—	—	904,654

Total Investments in Securities	$16,914,714	$242,016	$—	$17,156,730

Conservative Allocation Fund
Registered Investment Companies	$1,206,536	$—	$—	$1,206,536
Cash Equivalent	39,601	—	—	39,601

Total Investments in Securities	$1,246,137	$—	$—	$1,246,137

Moderate Allocation Fund
Registered Investment Companies	$4,944,917	$—	$—	$4,944,917
Cash Equivalent	148,586	—	—	148,586

Total Investments in Securities	$5,093,503	$—	$—	$5,093,503

Aggressive Allocation Fund
Registered Investment Companies	$1,206,318	$—	$—	$1,206,318
Cash Equivalent	34,829	—	—	34,829

Total Investments in Securities	$1,241,147	$—	$—	$1,241,147

Total Return Bond Fund
Mortgage-Backed Securities	$—	$679,966,277	$—	$679,966,277
U.S. Treasury Obligations	536,848,441	—	—	536,848,441
Corporate Obligations	—	299,925,183	—	299,925,183
Asset-Backed Securities	—	280,255,867	—	280,255,867
Collateralized Loan Obligations	—	273,514,748	—	273,514,748
Municipal Bonds	—	53,349,505	3,987,579	57,337,084
U.S. Government Agency Obligations	—	31,334,758	—	31,334,758
Sovereign Debt	—	2,084,440	—	2,084,440
Cash Equivalent	791,342	—	—	791,342
Repurchase Agreements	—	54,000,000	—	54,000,000

Total Investments in Securities	$537,639,783	$1,674,430,778	$3,987,579	$2,216,058,140

Credit Fund
Asset-Backed Securities	$—	$49,095,276	$—	$49,095,276
Collateralized Loan Obligations	—	48,296,976	—	48,296,976
Corporate Obligations	—	42,984,306	—	42,984,306
Mortgage-Backed Securities	—	10,703,793	—	10,703,793
Common Stock	—	157,962	—	157,962
Municipal Bond	—	165,000	—	165,000
Cash Equivalent	749,107	—	—	749,107
Repurchase Agreement	—	23,000,000	—	23,000,000

Total Investments in Securities	$749,107	$174,403,313	$—	$175,152,420

Low Duration Bond Fund
Asset-Backed Securities	$—	$103,939,090	$—	$103,939,090
U.S. Treasury Obligations	102,863,158	—	—	102,863,158
Mortgage-Backed Securities	—	23,467,155	—	23,467,155
U.S. Government Agency Obligations	—	18,031,391	—	18,031,391
Corporate Obligations	—	16,354,754	—	16,354,754
Municipal Bonds	—	2,787,750	—	2,787,750
Cash Equivalent	114,680	—	—	114,680
Repurchase Agreement	—	2,500,000	—	2,500,000

Total Investments in Securities	$102,977,838	$167,080,140	$—	$270,057,978

Municipal Bond Fund
Municipal Bonds	$—	$262,996,169	$—	$262,996,169

Total Investments in Securities	$—	$262,996,169	$—	$262,996,169

*	Industry disclosure of holdings is detailed in the Schedule of Investments.
**	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

For the year ended July 31, 2017, there were no transfers between Level 1 and Level 2 within the Funds. For the year ended July 31, 2017, there were no transfers between Level 2 and Level 3 within the Funds, except for the Total Return Bond Fund. For the year ended July 31, 2017, the Total Return Bond Fund had securities with a value of $3,987,579 transfer between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. Transfers, if any, between levels are considered to have occurred as of the end of the period. Level placement of securities is not necessarily indicative of the risk associated with the investment.

For the year ended July 31, 2017, there were no Level 3 securities within the Funds except for the Total Return Bond Fund.

For the year ended July 31, 2017, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2017, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the Statement of Operations, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund indirectly bear expenses of the underlying funds (registered investment companies) in which they invest. Because each of the underlying funds have varied expense and fee levels, and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund and Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund each distribute their net investment income, if any, quarterly and distribute their net realized capital gains, if any, at least annually. The Value Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Municipal Bond Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

Line of Credit — The Funds entered into an agreement which enables them to participate in a $100 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A. (the “Custodian”) which expires June 6, 2018. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate. As of July 31, 2017, the Value Equity Fund and Municipal Bond Fund had borrowings of $7,958,289 and $3,913,164, respectively, outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2017:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Growth Equity Fund	$11,352,591	13	$1,897,078	4.08%	$2,666
Value Equity Fund	6,648,947	75	1,531,069	4.01	11,342
Mid Cap Equity Fund	190,400	13	190,400	3.50	56
Conservative Allocation Fund	137,803	3	106,297	3.50	31
Moderate Allocation Fund	502,067	10	290,233	3.63	595
Aggressive Allocation Fund	1,278,360	15	486,886	3.92	1,406
Municipal Bond Fund	7,888,688	35	3,516,596	3.69	12,236

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2017, the Funds were charged as follows for these services: $311,235 in the Growth Equity Fund, $279,368 in the Value Equity Fund, $13,159 in the Mid Cap Equity Fund, $1,550 in the Conservative Allocation Fund, $10,904 in the Moderate Allocation Fund, $5,444 in the Aggressive Allocation Fund, $1,781,684 in the Total Return Bond Fund, $138,354 in the Credit Fund, $225,233 in the Low Duration Bond Fund, and $242,858 in the Municipal Bond Fund.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until November 30, 2017 (the “Contractual Expense Limitation) for the Growth Equity Fund, Value Equity Fund, Mid Cap Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund.

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The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund.

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation
Growth Equity Fund	0.65%	1.25%	1.50%
Value Equity Fund	0.65%	1.25%	1.50%
Mid Cap Equity Fund	0.65%	1.55%	1.80%
Conservative Allocation Fund	0.15%	N/A	1.60%
Moderate Allocation Fund	0.15%	1.35%	1.60%
Aggressive Allocation Fund	0.15%	N/A	1.60%
Total Return Bond Fund	0.35%	0.95%	1.20%
Credit Fund	0.60%	1.00%	1.25%
Low Duration Bond Fund	0.30%	0.95%	1.20%

The Adviser has voluntarily agreed to reduce its investment advisory fees for the Municipal Bond Fund as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Voluntary Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of the Municipal Bond Fund’s investment advisory fee and the Adviser’s Voluntary Fee Reduction and Voluntary Expense Limitation.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Shares Voluntary Expense Limitation	Investor Class Shares Voluntary Expense Limitation
Municipal Bond Fund	0.35%	0.10%	1.05%	1.30%

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2017, the Adviser did not recapture previously waived/reimbursed fees for the Funds. At July 31, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until July	Conservative Allocation Fund	Aggressive Allocation Fund	Moderate Allocation Fund
7/31/14 – 7/31/15	2018	$23,802	$28,715	$—
7/31/15 – 7/31/16	2019	31,047	—	—
7/31/16 – 7/31/17	2020	45,350	—	1,682

		$100,199	$28,715	$1,682

6. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2017 were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$55,177,122	$55,177,122
Sales	—	206,953,844	206,953,844
Value Equity Fund
Purchases	—	102,742,788	102,742,788
Sales	—	376,041,589	376,041,589

	U.S. Government	Other	Total
Mid Cap Equity Fund
Purchases	$—	$6,082,727	$6,082,727
Sales	—	5,278,465	5,278,465
Conservative Allocation Fund*
Purchases	—	1,996,120	1,996,120
Sales	—	3,397,594	3,397,594

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	U.S. Government	Other		Total
Moderate Allocation Fund**
Purchases	$—	$6,356,005		$6,356,005
Sales	—	25,199,999		25,199,999
Aggressive Allocation Fund***
Purchases	—	1,935,572		1,935,572
Sales	—	13,403,934		13,403,934
Total Return Bond Fund
Purchases	494,588,187	253,184,665	†	747,772,852
Sales	151,141,357	260,875,434	†	412,016,791

	U.S. Government	Other		Total
Credit Fund
Purchases	$—	$37,342,105		$37,342,105
Sales	—	33,530,098	††	33,530,098
Low Duration Bond Fund
Purchases	51,324,995	43,278,002	‡	94,602,997
Sales	6,063,144	49,524,678	‡	55,587,822
Municipal Bond Fund
Purchases	—	72,820,228		72,820,228
Sales	—	53,859,335		53,859,335

*	Includes $487,306 and $653,354 of purchases and sales, respectively, of affiliated investments.
**	Includes $1,089,617 and $4,678,882 of purchases and sales, respectively, of affiliated investments.
***	Includes $437,442 and $2,721,491 of purchases and sales, respectively, of affiliated investments.
†	Includes $15,018,361 and $11,779,937 of purchases and sales, respectively, with affiliated entities.
††	Includes $4,006,092 of sales with affiliated entities
‡	Includes $11,779,937 and $11,012,269 of purchases and sales, respectively, with affiliated entities.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to Rule 17a-7 of the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
Growth Equity Fund	$8,486	$(8,486)	$—
Value Equity Fund	308,326	(308,326)	—
Mid Cap Equity Fund	43,915	(43,915)	—
Conservative Allocation Fund	4,459	(4,434)	(25)
Moderate Allocation Fund	33,749	241,717	(275,466)
Aggressive Allocation Fund	76,531	(76,531)	—
Total Return Bond Fund	(752,089)	752,089	—
Credit Fund	(772,937)	772,937	—
Low Duration Bond Fund	(51,024)	51,024	—
Municipal Bond Fund	(97,068)	97,068	—

These differences are primarily due to differing book and tax treatment of paydowns, reclassification of distributions, REIT adjustments and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value.

The tax character of dividends and distributions declared during the years ended July 31, 2017 and July 31, 2016 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2017	$—	$571,284	$38,263,074	$—	$38,834,358
2016	—	651,368	47,863,246	—	48,514,614
Value Equity Fund
2017	—	8,203,169	52,862,969	—	61,066,138
2016	—	4,937,564	32,079,398	—	37,016,962
Mid Cap Equity Fund
2017	—	—	879,116	—	879,116
2016	—	—	3,137,192	—	3,137,192

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	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Conservative Allocation Fund
2017	$—	$9,263	$—	$—	$9,263
2016	—	17,721	—	—	17,721
Moderate Allocation Fund
2017	—	194,190	—	—	194,190
2016	—	226,131	—	—	226,131
Aggressive Allocation Fund
2017	—	85,924	15,452	—	101,376
2016	—	76,046	18,869	—	94,915
Total Return Bond Fund
2017	—	73,507,630	1,160,564	—	74,668,194
2016	—	68,704,133	8,299,585	—	77,003,718
Credit Fund
2017	—	7,816,084	—	—	7,816,084
2016	—	5,507,498	—	1,992	5,509,490
Low Duration Bond Fund
2017	—	4,446,456	—	—	4,446,456
2016	—	3,753,619	—	—	3,753,619
Municipal Bond Fund
2017	6,180,699	—	—	—	6,180,699
2016	5,988,389	—	10,370	—	5,998,759

As of July 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Late- Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$1,887,663	$—	$65,966,241	$—	$—	$—	$118,414,901	$—	$186,268,805
Value Equity Fund	272,199	—	2,698,964	—	—	—	16,905,727	—	19,876,890
Mid Cap Equity Fund	93,133	—	732,667	—	—	—	3,232,499	—	4,058,299
Conservative Allocation Fund	7,807	—	849	(395,215)	—	—	3,549	—	(383,010)
Moderate Allocation Fund	—	—	195,916	(195,854)	—	(68,850)	51,522	—	(17,266)
Aggressive Allocation Fund	—	—	76,916	—	—	—	12,075	—	88,991
Total Return Bond Fund	1,587,956	—	2,057,298	—	—	—	(26,753,027)	10	(23,107,763)
Credit Fund	210,759	—	762,877	—	—	—	1,406,986	—	2,380,622
Low Duration Bond Fund	40,181	—	—	(1,405,009)	—	—	704,420	—	(660,408)
Municipal Bond Fund	—	121,499	866,314	—	—	—	3,568,667	—	4,556,480

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2016 through July 31, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2017 through July 31, 2017 and specified losses realized on investment transactions from November 1, 2016 through July 31, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

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For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. At July 31, 2017, the breakdown of such capital loss carryforwards was as follows:

	Expiring 07/31/19	Total Capital Loss Carryforwards 07/31/17
Moderate Allocation Fund	$195,854	$195,854	*

*	For Federal income tax purposes, funds that experience an ownership change, where the percentage of the stock owned by one or more shareholders has increased by more than 50 percentage points, the utilization of capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be subjected to annual loss limitations under Internal Revenue Code (IRC) Section 382. The Moderate Allocation Fund experienced an ownership change, and the Fund’s capital loss carryforwards for fiscal year ended July 31, 2018 and fiscal year ended July 31, 2019 are limited to $97,927. As a result, $272,161 of the Fund’s capital losses carryforwards will not be utilized and have been reclassified to paid in capital.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Conservative Allocation Fund	$382,692	$12,523	$395,215
Low Duration Bond Fund	1,405,009	—	1,405,009

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended July 31, 2017, the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Credit Fund, Low Duration Bond Fund and Municipal Bond Fund utilized $25,292, $236,164, $66,606, $705,785, $131,190 and $8,085, respectively, of capital loss carryforwards, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2017 were as follows:

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$173,727,497	$119,368,290	$(953,389)	$118,414,901
Value Equity Fund	110,336,681	19,773,718	(2,867,991)	16,905,727
Mid Cap Equity Fund	13,924,231	3,509,282	(276,783)	3,232,499
Conservative Allocation Fund	1,242,588	10,603	(7,054)	3,549
Moderate Allocation Fund	5,041,981	73,702	(22,180)	51,522
Aggressive Allocation Fund	1,229,072	23,614	(11,539)	12,075
Total Return Bond Fund	2,242,811,167	48,010,065	(74,763,092)	(26,753,027)
Credit Fund	173,745,434	6,084,130	(4,677,144)	1,406,986
Low Duration Bond Fund	269,353,558	1,971,127	(1,266,707)	704,420
Municipal Bond Fund	259,427,502	6,698,422	(3,129,755)	3,568,667

8. Risks:

The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Municipal Bond Fund may invest more than 25% of its total assets in securities issued by Texas and its municipalities, and as a result are more vulnerable to unfavorable developments in Texas than funds that invest a lesser percentage of their assets in such securities. For example, important sectors of the State’s economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

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In pursuing their investment objectives, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange traded funds (“ETFs”). Closed-end funds and ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, which could adversely affect the Funds’ performance.

To the extent Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund invest in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Funds rely on that investment company to achieve their investment objective. If the investment company fails to achieve its objective, the value of the Funds’ investment could decline, which could adversely affect the Funds’ performance. By investing in another investment company, the Funds’ shareholders indirectly bear the Funds’ proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that the Funds’ shareholders directly bear in connection with the Funds’ own operations.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

On July 31, 2017, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	3	91.81%
Investor Class Shares	2	84.93%

Value Equity Fund
Institutional Class Shares	3	87.15%
Investor Class Shares	1	69.36%

Mid Cap Equity Fund
Institutional Class Shares	1	95.08%
Investor Class Shares	1	89.28%

Conservative Allocation Fund
Investor Class Shares	2	68.90%

Moderate Allocation Fund
Institutional Class Shares	2	99.98%
Investor Class Shares	2	54.46%

Aggressive Allocation Fund
Investor Class Shares	1	87.05%

Total Return Bond Fund
Institutional Class Shares	3	64.86%
Investor Class Shares	2	27.72%

Credit Fund
Institutional Class Shares	2	91.23%
Investor Class Shares	2	80.02%

Low Duration Bond Fund
Institutional Class Shares	2	78.96%
Investor Class Shares	2	70.06%

Municipal Bond Fund
Institutional Class Shares	2	94.95%
Investor Class Shares	3	94.36%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

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10. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures and does not expect any impact to the Fund’s net assets or results of operations.

11. Subsequent Events:

Effective September 1, 2017 (the “Effective Date”), the investment advisory fees for the Growth Equity Fund, Value Equity Fund, Mid Cap Equity Fund and Credit Fund were reduced as follows:

Fund	Current Investment Advisory Fee	New Investment Advisory Fee
Growth Equity Fund	0.65%	0.50%
Value Equity Fund	0.65%	0.50%
Mid Cap Equity Fund	0.65%	0.50%
Credit Fund	0.60%	0.50%

Additionally, as of the Effective Date, the maximum annual operating expense limits for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund will be reduced as follows:

Fund	Share Class	Current Maximum Annual Operating Expense Limit	New Maximum Annual Operating Expense Limit
Conservative Allocation Fund	Investor Class Shares	1.60%	0.80%
Moderate Allocation Fund	Investor Class Shares	1.60%	0.80%
	Institutional Class Shares	1.35%	0.55%
Aggressive Allocation Fund	Investor Class Shares	1.60%	0.80%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2017.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the Frost Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Mid Cap Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund (ten of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Mid Cap Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund and Frost Municipal Bond Fund (ten of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2017

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THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED
TRUSTEES[2,3]

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
TRUSTEES[3]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund II.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2017.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT
TRUSTEES[2] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. 1997 to 2011.
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund II.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May, 2017.

None.
None.

3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012).
JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2017 to July 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 2/1/2017	Ending Account Value 7/31/2017	Annualized Expense Ratios	Expense Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,148.80	0.80%	$4.24
Investor Class Shares	$1,000.00	$1,147.50	1.05%	$5.57
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.85	0.80%	$3.99
Investor Class Shares	$1,000.00	$1,019.61	1.05%	$5.24
Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,090.10	0.80%	$4.16
Investor Class Shares	$1,000.00	$1,088.80	1.06%	$5.48
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.81	0.80%	$4.02
Investor Class Shares	$1,000.00	$1,019.55	1.06%	$5.29
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,065.00	1.35%	$6.92
Investor Class Shares	$1,000.00	$1,064.80	1.61%	$8.22
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.09	1.35%	$6.76
Investor Class Shares	$1,000.00	$1,016.83	1.61%	$8.03
Conservative Allocation Fund(1)
Actual Fund Return
Investor Class Shares	$1,000.00	$1,034.90	1.60%	$8.08
Hypothetical 5% Return
Investor Class Shares	$1,000.00	$1,016.85	1.60%	$8.01
Moderate Allocation Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,059.10	1.35%	$6.89
Investor Class Shares	$1,000.00	$1,057.50	1.60%	$8.16
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.10	1.35%	$6.76
Investor Class Shares	$1,000.00	$1,016.86	1.60%	$8.00

	Beginning Account Value 2/1/2017	Ending Account Value 7/31/2017	Annualized Expense Ratios	Expense Paid During Period*
Aggressive Allocation Fund(1)
Actual Fund Return
Investor Class Shares	$1,000.00	$1,047.90	1.60%	$8.12
Hypothetical 5% Return
Investor Class Shares	$1,000.00	$1,016.86	1.60%	$8.00
Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,028.20	0.51%	$2.54
Investor Class Shares	$1,000.00	$1,027.00	0.76%	$3.80
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.29	0.51%	$2.53
Investor Class Shares	$1,000.00	$1,021.05	0.76%	$3.79
Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,036.80	0.80%	$4.06
Investor Class Shares	$1,000.00	$1,035.60	1.05%	$5.32
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.81	0.80%	$4.03
Investor Class Shares	$1,000.00	$1,019.57	1.05%	$5.28
Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,010.70	0.46%	$2.28
Investor Class Shares	$1,000.00	$1,009.50	0.71%	$3.52
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.53	0.46%	$2.29
Investor Class Shares	$1,000.00	$1,021.29	0.71%	$3.54
Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,025.70	0.41%	$2.05
Investor Class Shares	$1,000.00	$1,025.40	0.66%	$3.31
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.77	0.41%	$2.04
Investor Class Shares	$1,000.00	$1,021.53	0.66%	$3.30

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2017 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2017 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long- Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	99%	1%	0%	100%
Value Equity Fund	0%	87%	13%	0%	100%
Mid Cap Equity Fund	0%	100%	0%	0%	100%
Conservative Allocation Fund	0%	0%	100%	0%	100%
Moderate Allocation Fund	0%	0%	100%	0%	100%
Aggressive Allocation Fund	0%	15%	85%	0%	100%
Total Return Bond Fund	0%	2%	98%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	0%	100%	0%	100%
Municipal Bond Fund	0%	0%	0%	100%	100%

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gains Dividends(5)
Growth Equity Fund	100%	100%	0%	0%	0%
Value Equity Fund	99%	100%	0%	0%	100%
Mid Cap Equity Fund	0%	0%	0%	0%	0%
Conservative Allocation Fund	35%	41%	0%	0%	0%
Moderate Allocation Fund(6)	35%	42%	0%	0%	0%
Aggressive Allocation Fund	58%	72%	0%	0%	100%
Total Return Bond Fund	0%	0%	11%	97%	100%
Credit Fund	0%	0%	0%	98%	0%
Low Duration Bond Fund	0%	0%	20%	99%	0%
Municipal Bond Fund	0%	0%	0%	0%	0%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short-term capital gains distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2017, the total amount of gross foreign source income is $13,274. The total amount of foreign tax paid is $1,871. Your allocable share of foreign tax credit will be reported on Form 1099 DIV.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 7

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of the Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) was held on April 25, 2017 for the purpose approving an Agreement and Plan of Reorganization between the Fund and Kempner Multi-Cap Deep Value Equity Fund, a new series of Ultimus Managers Trust, an open-end management investment company organized as an Ohio business trust. The motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,726,063	81.027%	100.00%
Against	—	—	—
Abstain	—	—	—
Total	6,726,063	81.027%	100.00%

The Advisors’ Inner Circle Fund II

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

100 West Houston Street, 15th Floor

P.O. Box 2509

San Antonio, Texas 78299-2509

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania

19103-2921

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$388,550	N/A	N/A	$414,870	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $11,750 and $11,500 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 6, 2017